UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07278

Nuveen Arizona Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 23, 2021

Portfolio Managers’ Comments
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton, Daniel J. Close, CFA, and Paul L. Brennan, CFA, review U.S. economic and market conditions, key investment strategies and the twelve-month reporting period performance of these Nuveen Funds.
Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUO since 2007. Paul assumed portfolio management responsibility for the NXJ and NQP in 2011.
What factors affected the U.S. economy and the market during the twelve-month annual reporting period ended February 28, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but had not made a full recovery by the end of 2020. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized gross domestic product (GDP) shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year. U.S. GDP grew 4.3% on an annualized basis in the fourth quarter of 2020 and 33.4% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of February 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
in an unemployment rate of 6.2% in February 2021 as reported by the Bureau of Labor Statistics, up from 3.5% in February 2020. The average hourly earnings rate increased, growing at an annualized rate of 5.3% in February 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in apparel, transportation and pharmaceutical drug prices offset an increase in food, energy and used car prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended February 28, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. Market volatility picked up in early 2021, however, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020 and an abrupt increase in interest rates toward the end of the reporting period, the broad municipal bond market managed positive performance in the twelve-month reporting period overall. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. This contrasted sharply with the beginning of the reporting period when coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply during a six-week period from late February to the end of March 2020. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How were the economic and market environments in Arizona, New Jersey, Ohio and Pennsylvania during the twelve-month reporting period ended February 28, 2021?
Arizona’s economy has held up better than the nation as its shutdowns were relatively shorter and less strict. Employment fell at the start of the COVID-19 crisis but has since recorded consecutive month gains. Given Arizona’s service-based economy, leisure/hospitality jobs have been most affected by COVID-19 crisis related shutdowns. Arizona’s favorable business environment and ample workforce continues to lure new businesses into the state. Gains in the housing market were supported by low interest rates and increased demand. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 15.8% over the twelve months ended January 2021 (most recent data available at the time this report was prepared), compared with an 11.2% price increase nationally. In the job market, prior to the economic fallout from COVID-19, Arizona’s unemployment rate was a low 4.2% in February 2020, then peaked at 13.1% in April 2020 and now sits at 6.9% as of February 2021 versus 6.2% for the nation. On March 28, 2020, Governor Ducey enacted the state’s $11.8 billion general fund Fiscal Year 2021 budget, down 2.7% over the previously enacted budget. The budget includes money to respond to COVID-19 crisis, additional money for K-12 education, including a teacher salary increase, and increased funding for public safety and drought contingency plans without raising taxes. Governor Ducey presented his Fiscal Year 2022 Budget in January totaling $12.6 billion, up 9.2% over revised Fiscal Year 2021 budget. The state projects a $351 million budget surplus as revenues have performed better than expected. Under the American Rescue Plan, the state is expected to receive $7.48 billion: $4 billion for the state and $3.48 billion for local governments. Due to the COVID-19

Portfolio Managers’ Comments (continued)
crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. For the state of Arizona, its Biennial Fiscal Year end is June 30, 2021. Moody’s upgraded the state’s issuer credit rating (ICR) on November 19, 2019, from Aa2 to Aa1, citing “the state’s continued economic growth, the rebuilding of its reserves and the reduction to its already low debt burden.” As of May 2020, S&P and Moody’s rated Arizona’s ICR at AA and Aa1, respectively, with a stable outlook.
Ohio has a population of 11.7 million, making it the seventh-largest U.S. state by population. The state has a large, diverse economy that is the seventh largest among the states. After above-average job losses and GDP contraction in the first few months of the COVID-19 crisis, Ohio’s initial economic recovery has been strong and compares favorably to the nation’s recovery. From February 2020 to April 2020, Ohio lost 16% of its total non-farm jobs, compared to 14.7% for the U.S. However, the state’s unemployment rate was 5.0% in February 2021, compared to 6.2% for the nation, although some of this may reflect declining labor force participation. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 11.7% over the twelve months ended January 2021 (most recent data available at the time this report was prepared), which outpaced the national average of 11.2%. Ohio’s real median household income in 2019 stood at $64,663, which places it 33rd in the U.S., according to the Census Bureau. Ohio operates on a biennial budget cycle. To balance the state budget in Fiscal Year 2020, due to anticipated declines in revenue and increased costs related to the state’s response to the COVID-19 crisis, Governor DeWine directed spending cuts of $775 million for the remainder of the Fiscal Year (June 30, 2020) and reduced spending by $390 million across all agencies for Fiscal Year 2021. Ohio was directly allocated a minimum of $2.49 billion of the total $4.53 billion granted by the federal government under the CARES Act in March 2020 to the state and its eligible local governments. The federal government also allocated approximately $5.6 billion directly to the state under the American Rescue Plan Act of 2021 out of a total $11.2 billion granted to the state and its eligible local governments. According to the latest revenue figures, Ohio’s tax revenues are $1.3 billion (8.3%) above last year through February 2021. On a year-over-year basis, February total General Revenue Fund disbursements were $289.2 million (-12.0%) lower than those of the same month in the previous Fiscal Year, with a decrease in Medicaid largely responsible for the difference. The governor’s proposed Fiscal Year 2022-2023 budget is structurally balanced and based on conservative economic forecasts that assume slower economic recovery than the nation. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels, heading into the COVID-19 crisis. Ohio prioritized the rebuilding of its budget stabilization fund after the Great Recession. The current budget stabilization fund balance of $2.7 billion is 8.0% of general fund revenues and, to date, there has been no draw on these rainy day funds. Ohio has maintained a moderate debt burden relative to other states. The state’s net tax-supported debt totaled $13.3 billion in 2020, which is 2.3% of state personal income, compared to the Moody’s 50-state median of 2.0%. For the state of Ohio, its Biennial Fiscal Year end is June 30, 2021. As of March 2021, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks.
New Jersey’s economy is slowly recovering from the COVID-19 crisis. Several characteristics that historically positioned the state to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits from a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport, exposed the state to the epicenter of the virus outbreak. New Jersey lost 341,700 jobs in 2020, led by declines in leisure and hospitality as well as education and health services sectors. After steep losses at the beginning of the COVID-19 crisis, from April to December 2020, the state regained 49% of jobs lost. This is lower than the 55.5% of jobs regained nationally. New Jersey’s unemployment rate peaked at 16.6% in April 2020 and has declined to 7.8% as of February 2021, well above the national rate of 6.2%. New Jersey continues to be challenged by a structural budget gap and low reserves. For Fiscal Year 2021, the state implemented a “millionaire’s tax,” cut expenses and issued $4.3 billion in bonds to finance the expected budget deficit. Revenue has declined less than originally projected, allowing Governor Murphy to propose funding 100% of the actuarially recommended pension contribution in the Fiscal Year 2022 budget, one year earlier than expected. The governor’s budget proposal does not raise taxes but spends down $4 billion in reserves. The budget that is ultimately enacted by the legislature could vary from this proposal, particularly since the state will be receiving federal stimulus funds from the American Rescue Plan that were not accounted for in the governor’s spending plan. For the state of New Jersey, its Fiscal Year end is June 30, 2021. The state carries a BBB+ rating and stable outlook by S&P and A- rating and negative outlook by Fitch. On April 9, 2021 (subsequent to the close of the reporting period), Moody’s affirmed its rating on New Jersey’s general obligation debt at A3 but changed the outlook to stable from negative.
Pennsylvania has the sixth-largest economy among U.S. states, based on a 2019 real total GDP of $726.2 billion. The Commonwealth is home to 12.8 million residents, making it the fifth-largest state by population. Severe job losses associated with the fallout of the COVID-19 crisis caused employment in Pennsylvania to contract by 7.3% on a year-over-year basis, as of February 2021. The nation’s employment contracted by 6.2% over the same period. Pennsylvania’s economy is large and diverse, but it has lagged the U.S. for the better part of a decade in terms of job, GDP and income growth. Pennsylvania’s Independent Fiscal Office projects that it will take six years for the Commonwealth’s labor market to return to its pre-COVID-19 crisis level. Pennsylvania came into the current economic recession with a weaker financial position than most states. This is most evident in the state’s very slim budget reserve, which covers just 0.3 days of expenses. Through February 2021, General Fund collections totaled $23.9 billion, which is $901.3 million, or 3.9%, above estimate. Pennsylvania received $4.7 billion in federal aid under the CARES Act in 2020, with $2.2 billion of the funds allocated to eligible local governments. An estimated $7.3 billion of federal relief funding is expected to come to the Pennsylvania state government from the American Rescue Plan Act of 2021. Governor Wolf’s Fiscal Year 2022 proposed budget totals $37.8 billion and is a $3.8 billion (11.1%) increase over the prior year. The budget includes a $1.35 billion increase in K-12 spending as well as $3 billion over a ten-year period to workers and businesses to recover from the COVID-19 crisis. Funding for this spending increase comes from a proposal to raise income taxes from 3.07% to 4.49% on higher-income earners, legalizing and taxing marijuana, and a severance tax on the natural gas industry. The Commonwealth has an above-average debt burden relative to other states. Its net tax-supported debt totaled $19.4 billion in 2019, which is 2.6% of state personal income, compared to the Moody’s 50-state median of 2.0%. Pennsylvania’s adjusted net pension liability totaling $79 billion is also above average, ranking it the fifth highest among the states. For the state of Pennsylvania, its Fiscal Year end is June 30, 2021. As of March 2021, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2021?
The Nuveen Arizona Quality Municipal Income Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal and Arizona state income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The Nuveen Ohio Quality Municipal Income Fund’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes. The secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal, Ohio state, and local income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The Nuveen New Jersey Quality Municipal Income Fund’s investment objective is to provide current income exempt from regular federal and New Jersey income tax and to enhance portfolio value. The Fund invests in municipal securities that are exempt from federal and New Jersey state income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the portfolio manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the portfolio

Portfolio Managers’ Comments (continued)
manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The Nuveen Pennsylvania Quality Municipal Income Fund’s primary investment objective is current income exempt from regular federal income taxes and Pennsylvania income taxes. The secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal, Pennsylvania state, and local income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the portfolio manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the portfolio manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis at the beginning of the reporting period and a sudden increase in long-term interest rates at the end of the reporting period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Despite these fluctuations, municipal yields ended the reporting period slightly higher than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The municipal yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress. The Arizona municipal market performed nearly in line with the national market and the New Jersey, Ohio and Pennsylvania municipal markets outperformed the national market during the reporting period, as measured by their respective state S&P Municipal Bond Indexes.
The Funds’ trading activity continued to focus on pursuing its investment objectives. The Funds‘ continued to seek bonds in areas of the market that demonstrated resilience and would perform well over the long term. Additionally, as closed ends funds do not need to manage cash to meet investor redemptions, the Funds weren’t forced to sell positions during periods of market turbulence.
NAZ’s positioning remained relatively stable as the Fund remained fully invested and continued to maintain its duration target. Early in the reporting period, the March-April 2020 market sell-off provided ample opportunities for tax loss swapping. This strategy entails selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. This approach was implemented to enhance the Fund’s income earning capability and seek to make the Fund more tax efficient. We would also note that many of the positions we swapped during that timeframe were among the best performing holdings by the end of the reporting period. Outside of these one-for-one bond exchanges, the Fund added bonds issued for dedicated tax, a children’s hospital and other health care names, primarily in maturities of 20 years and longer to help maintain the Fund’s duration target. The Fund sold maturities less than 18 months to fund our buying in longer-dated credits, as well as used the proceeds of called and maturing bonds.
NUO also stayed fully invested, using bond calls and maturities to make new purchases. The Ohio Fund was also active with tax loss swaps earlier in the reporting period, as well as added attractively valued bonds whose revenues are generated from public gathering/social activities. In the second half of the reporting period, the Fund bought three local GOs, two water and sewer, one health care and one state GO. These purchases were a mix of 4% and 5% coupon structures trading at a premium, in the intermediate to long maturity range and with mid to high grade credit quality.
For NXJ and NQP, trading activity was somewhat lighter during this reporting period as the Funds were well positioned for the environment and the prevailing environment offered fewer opportunities to replace positions with more attractive names. Portfolio turnover was mainly driven by the proceeds from called and maturing bonds, bond coupon income and a small amount of strategic and tactical sales. For NXJ and NQP, the Funds took some small precautionary steps early in the reporting period to prepare for the possibility of deleveraging, including delaying the reinvestment of cash proceeds from called bonds and coupon income. However, market liquidity, although stressed, remains sufficient and deleveraging was not needed.

The state of New Jersey was an active issuer during this reporting period, with three deals coming to market in November 2020, December 2020 and January 2021 for COVID-19 GO Emergency Bonds, New Jersey Transportation Trust Fund Authority and New Jersey Economic Development Authority. NXJ participated in all three new issues, which were well received by the marketplace. Additionally, the New Jersey Fund added issues for Barnabas Health, Atlantic City Electric, New Jersey Housing and Mortgage Finance Agency, New Jersey-American Water Company, New Jersey State Turnpike Authority and a number of county and local municipalities (including Mercer, Monmouth, Somerset and Union counties and Berkeley Heights Township and Cherry Hill Township).
NQP added issues for Pennsylvania Housing Finance Agency, Geisinger Health System, Westmoreland County Water, Puerto Rico sales tax revenue bonds (known as COFINAs), Saint Joseph’s University, St. Luke’s Hospital Bethlehem, Philadelphia Gas Works and Delaware River Port Authority. We continued to limit NXJ’s and NQP’s exposure to each state’s government debt due to concerns about their fiscal health that pre-dated the COVID-19 crisis.
Also during this reporting period, NUO and NQP acquired shares in Energy Harbor when their holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. Over time, the Fund expects to sell these shares and reinvest the proceeds into municipal bonds.
As of February 28, 2021, the four Funds continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of the Funds’ duration management strategies, NXJ and NQP used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The hedging strategies performed as expected given the direction of interest rates during the reporting period, the Treasury futures had a neutral impact to NXJ and NQP (which removed the positions in August 2020) and they enabled the Funds to invest in longer duration bonds that were contributors to performance and that helped support the Funds’ dividends. The Treasury futures positions were eliminated from NXJ and NQP prior to the end of the reporting period.
How did the Funds perform for the twelve-month reporting period ended February 28, 2021?
The tables in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended February 28, 2021. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended February 28, 2021, the total returns on common share NAV for the four Funds underperformed their respective state’s S&P Municipal Bond Index.
The factors driving performance during this reporting period included yield curve and duration positioning, credit ratings exposure and sector allocation. The use of regulatory leverage was also a factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
We continued to position the Funds with longer duration profiles than their respective state’s S&P Municipal Bond Index. NAZ’s large overweight to durations in the 6- to 8-year range detracted from performance, but the relative loss was more than offset by a slight overweight to durations of 8 years and longer, which outperformed. NUO’s duration and yield curve positioning was a modest detractor overall. Although NUO’s underweight to bonds with 4- to 6-year durations added to relative performance, it was outweighed by the negative impact of the overweight to the 2- to 4-year duration category. The longer duration positioning was a positive relative contributor to NXJ and had a neutral impact on NQP relative to their respective state indexes, but the steepening yield curve partially offset the advantage of the two Funds’ longer duration.
Credit quality and sector positioning produced mixed results for relative performance. The Funds continued to emphasize lower rated, higher yielding bonds and sectors, which generally performed better than high grade, low yielding bonds and sectors. For NAZ, overweight allocations to BB and A rated credits were favorable, but the negative impact of an overweight to BBB rated debt

Portfolio Managers’ Comments (continued)
and an underweight to AA rated paper outweighed the relative gains. NUO’s credit ratings allocations were the main detractor from its relative performance. The Ohio Fund’s overweight to the AA rated segment was the largest drag, negating the relative advantage of holding strong performing B rated credits. NXJ’s credit ratings and sector allocations detracted from performance relative to the New Jersey index. The Fund holds less exposure than the state index to state appropriation debt, much of which is BBB rated, and the resulting underweight to both the sector and BBB rated credit cost NXJ in terms of relative performance. Credit quality and sector positioning for NQP was unfavorable relative to the Pennsylvania index, as lower rated bonds severely underperformed during the COVID-19 crisis sell-off and only partially recovered over the remainder of the reporting period.
On a sector basis, NAZ’s positioning added to relative performance. While an overweight to longer duration dedicated tax bonds and an underweight to the industrial development revenue (IDR) sector were negative for performance, an underweight in life care and an overweight to gas prepay bonds were positive contributors that more than compensated for the sector weakness elsewhere. NUO’s sector allocations were an overall negative influence on performance, largely due to overweights to the dedicated tax and public power sectors, both of which underperformed in this reporting period. For New Jersey, the better performing sectors included transportation, housing, tobacco and other revenue, and NXJ held underweights in each of these sectors except housing. But New Jersey saw the most weakness in the education sector (where NXJ was overweighted), while the tax-supported (slight overweight), health care (overweight) and pre-refunded sectors (neutral weight) trailed only marginally. Pennsylvania’s municipal market was led by the tax supported, transportation and utility sectors (and NQP was overweighted utility and underweight in tax supported and transportation), whereas the biggest laggards were the health care, IDR and housing sectors (and NQP held overweights in each sector).
Individual security selection contributed positively to NUO’s relative performance. The Fund’s selection in tender option bonds and longer-dated credits that were held through the full reporting period, especially those bonds that recovered from the crisis sell-off by the end of the period, were the most beneficial to performance.
Security selection in NXJ added value relative to the New Jersey index. The Fund had more favorable yield curve/duration positioning in its state debt selections, including GOs, New Jersey Transportation Trust Fund Authority and New Jersey Economic Development Authority. However, some of the relative gain was offset by our selection in housing and education bonds. Holdings in housing bonds underperformed as the low interest rate environment accelerated mortgage refinancing activity, shortening the expected average life of the bonds. NXJ’s education holdings included a number of smaller, lower rated private schools (such as Rider University, Stevens Institute of Technology and Seton Hall), student residence halls project and student loan debt, which hadn’t rebounded to the same extent as higher rated education credits.
Mixed performance from NQP’s security selection resulted in an overall neutral impact to relative performance versus the state index. The Fund’s selection was most beneficial in utilities, transportation (Pittsburgh and Allegheny County Sports and Exhibition Authority Parking Revenue Bonds and Pennsylvania Turnpike Commission), IDR (American Water Works, Amtrak and Pennsylvania Economic Development Financing Authority KDC Agribusiness Fairless Hills) and health care (especially in life care bonds). In utilities, a position in Energy Harbor stock was the leading performer as the stock price recovered from negative headline risk earlier in the reporting period. The Fund owns Energy Harbor common stock after certain bonds held by the Fund were converted to equity as part of the company’s exit from bankruptcy in February 2020. However, selection in housing (particularly Pennsylvania Housing Finance Agency Revenue Bonds) and tax supported debt (especially state GOs) was disadvantageous.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage from issuance of preferred shares had a negative impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities was negligible to the total return performance of the Funds over the reporting period.
As of February 28, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUO	NXJ	NQP
Effective Leverage*	37.53%	35.16%	38.02%	38.42%
Regulatory Leverage*	33.61%	31.75%	31.52%	27.07%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regu- latory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 28, 2021, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAZ	$ 88,300,000	$ —	$ 88,300,000
NUO	$148,000,000	$ —	$148,000,000
NXJ	$313,900,000	$ —	$313,900,000
NQP	$217,500,000	$ —	$217,500,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note – 5 Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 28, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUO	NXJ	NQP
March 2020	$0.0438	$0.0440	$0.0515	$0.0505
April	0.0438	0.0440	0.0515	0.0505
May	0.0438	0.0440	0.0515	0.0505
June	0.0475	0.0440	0.0555	0.0535
July	0.0475	0.0440	0.0555	0.0535
August	0.0475	0.0440	0.0555	0.0535
September	0.0475	0.0440	0.0555	0.0535
October	0.0500	0.0490	0.0585	0.0560
November	0.0500	0.0490	0.0585	0.0560
December	0.0500	0.0490	0.0585	0.0560
January	0.0500	0.0490	0.0585	0.0560
February 2021	0.0500	0.0490	0.0585	0.0560
Total Distributions from Net Investment Income	$0.5714	$0.5530	$0.6690	$0.6455
Total Distributions from Long-Term Capital Gains*	$ —	$0.0291	$ —	$ —
Total Distributions	$0.5714	$0.5821	$0.6690	$0.6455

Yields
Market Yield**	3.96%	3.88%	4.98%	4.75%
Taxable-Equivalent Yield**	7.23%	7.09%	10.27%	8.44%

*	Distribution paid in December 2020.
**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 45.6%, 51.6% and 43.9% for NAZ, NUO, NXJ and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to invest- ments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NAZ	NUO	NXJ	NQP
Common shares cumulatively repurchased and retired	127,500	205,000	1,710,343	734,900
Common shares authorized for repurchase	1,155,000	1,830,000	4,145,000	3,735,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.
NXJ
Common shares repurchased and retired	25,343
Weighted average price per common share repurchased and retired	$13.36
Weighted average discount per common share repurchased and retired	16.96%

OTHER COMMON SHARE INFORMATION
As of February 28, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.
	NAZ	NUO	NXJ	NQP
Common share NAV	$15.07	$17.37	$16.44	$15.68
Common share price	$15.17	$15.14	$14.09	$14.15
Premium/(Discount) to NAV	0.66%	(12.84)%	(14.29)%	(9.76)%
12-month average premium/(discount) to NAV	(5.56)%	(13.31)%	(15.37)%	(12.41)%

NAZ	Nuveen Arizona Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	0.62%	4.26%	6.19%
NAZ at Common Share Price	13.67%	3.64%	7.26%
S&P Municipal Bond Arizona Index	1.26%	3.14%	4.40%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.3%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	156.2%
Floating Rate Obligations	(5.6)%
AMTP Shares, net of deferred
offering costs	(50.6)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	95.1%
Guam	2.9%
Puerto Rico	1.9%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.6%
Education and Civic Organizations	22.6%
Utilities	16.1%
Health Care	14.3%
Tax Obligation/General	10.5%
Transportation	5.3%
Other	5.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.1%
AAA	4.6%
AA	51.3%
A	24.5%
BBB	3.1%
BB or Lower	6.0%
N/R (not rated)	8.4%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	0.78%	4.15%	6.05%
NUO at Common Share Price	2.07%	3.97%	5.42%
S&P Municipal Bond Ohio Index	2.81%	4.13%	5.34%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.5%
Common Stocks	0.6%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	152.8%
Floating Rate Obligations	(6.3)%
VRDP Shares, net of deferred
offering costs	(46.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	90.2%
Puerto Rico	2.7%
Texas	1.6%
Michigan	1.4%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.2%
Washington	0.1%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	27.4%
Tax Obligation/Limited	15.7%
Tax Obligation/General	12.3%
Transportation	11.3%
Utilities	10.4%
Health Care	9.6%
Education and Civic Organizations	7.8%
Other	5.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	22.4%
AAA	15.3%
AA	37.5%
A	13.4%
BBB	1.3%
BB or Lower	3.5%
N/R (not rated)	6.2%
N/A (not applicable)	0.4%
Total	100%

NXJ	Nuveen New Jersey Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	0.08%	5.31%	6.91%
NXJ at Common Share Price	0.42%	5.47%	6.82%
S&P Municipal Bond New Jersey Index	1.31%	4.38%	5.11%
S&P Municipal Bond Index	1.22%	3.41%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.6%
Short-Term Municipal Bonds	0.0%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	150.9%
Floating Rate Obligations	(5.1)%
VRDP Shares, net of deferred offering costs	(45.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New Jersey	90.4%
New York	3.4%
Pennsylvania	3.2%
Delaware	2.1%
Guam	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.7%
Transportation	15.2%
Health Care	14.0%
Education and Civic Organizations	11.5%
U.S. Guaranteed	8.3%
Tax Obligation/General	7.9%
Housing/Single Family	5.9%
Other	12.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.1%
AAA	9.5%
AA	32.5%
A	17.8%
BBB	22.7%
BB or Lower	5.4%
N/R (not rated)	2.0%
Total	100%

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021

		Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	(0.29)%	4.27%	6.37%
NQP at Common Share Price	2.56%	4.92%	6.70%
S&P Municipal Bond Pennsylvania Index	1.37%	3.66%	4.69%
S&P Municipal Bond Index	1.22%	3.41%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.2%
Common Stocks	2.9%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	0.0%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	159.3%
Floating Rate Obligations	(22.3)%
VRDP Shares, net of deferred offering costs	(37.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Pennsylvania	97.1%
Puerto Rico	1.7%
New Jersey	0.9%
Guam	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.2%
U.S. Guaranteed	14.4%
Tax Obligation/General	11.9%
Utilities	9.5%
Housing/Single Family	10.9%
Education and Civic Organizations	10.2%
Transportation	6.7%
Tax Obligation/Limited	6.2%
Other	8.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.9%
AAA	0.4%
AA	35.2%
A	27.7%
BBB	8.4%
BB or Lower	6.5%
N/R (not rated)	4.1%
N/A (not applicable)	1.8%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on November 16, 2020 for NAZ, NUO, NXJ and NQP. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.
	NAZ		NUO		NXJ		NQP
	Common and		Common and		Common and		Common and
	Preferred		Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares*	as a class	Shares*	as a class	Shares	as a class	Shares*
Election of Board Members:
John K. Nelson
For	8,560,659	—	10,828,257	—	28,162,851	—	24,055,135	—
Withhold	1,381,174	—	5,913,280	—	8,145,272	—	7,983,822	—
Total	9,941,833	—	16,741,537	—	36,308,123	—	32,038,957	—
Terence J. Toth
For	8,560,659	—	10,823,211	—	28,152,806	—	23,997,361	—
Withhold	1,381,174	—	5,918,326	—	8,155,317	—	8,041,596	—
Total	9,941,833	—	16,741,537	—	36,308,123	—	32,038,957	—
Robert L. Young
For	8,560,659	—	10,828,383	—	28,161,190	—	24,052,981	—
Withhold	1,381,174	—	5,913,154	—	8,146,933	—	7,985,976	—
Total	9,941,833	—	16,741,537	—	36,308,123	—	32,038,957	—
William C. Hunter
For	—	—	—	—	—	810	—	—
Withhold	—	883	—	1,480	—	2,329	—	2,175
Total	—	883	—	1,480	—	3,139	—	2,175
Albin F. Moschner
For	—	—	—	—	—	810	—	—
Withhold	—	883	—	1,480	—	2,329	—	2,175
Total	—	883	—	1,480	—	3,139	—	2,175
* Each Board Member will continue to serve on the Board as a “holdover” Board Member until his successor has been duly elected and qualified.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Arizona Quality Municipal Income Fund
Nuveen Ohio Quality Municipal Income Fund
Nuveen New Jersey Quality Municipal Income Fund
Nuveen Pennsylvania Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Arizona Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, Nuveen New Jersey Quality Municipal Income Fund, and Nuveen Pennsylvania Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of February 28, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended for Nuveen Arizona Quality Municipal Income Fund and Nuveen Ohio Quality Municipal Income Fund, and the financial highlights for each of the years in the four-year period then ended, the ten-month period from May 1, 2016 through February 28, 2017, and the year ended April 30, 2016 for Nuveen New Jersey Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended for Nuveen Arizona Quality Municipal Income Fund and Nuveen Ohio Quality Municipal Income Fund, and the financial highlights for each of the years in the four-year period then ended, the ten-month period from May 1, 2016 through February 28, 2017, and the year ended April 30, 2016 for Nuveen New Jersey Quality Municipal Income Fund and Nuveen Pennsylvania Quality Municipal Income Fund in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
April 27, 2021

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.3% (100.0% of Total Investments)

	MUNICIPAL BONDS – 155.3% (100.0% of Total Investments)

	Education and Civic Organizations – 35.1% (22.6% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,527,046
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,710,615
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,710,615
	5.000%, 7/01/41
1,255	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,460,544
	4.000%, 7/01/47
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,773,039
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,760,038
	Bond Trust 2015-XF0053, 17.818%, 6/01/42, 144A (IF)
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	575,785
	Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	600,028
	Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47
250	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	278,015
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	1,983,509
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,880,087
380	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	422,583
	Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	249,636
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	412,928
	Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/48, 144A
310	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	331,461
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	723,800
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,154,790
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	522,445
	Academy of Nevada ? Horizon, Inspirada and St Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	1,128,140
	Academy of Nevada ? Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A
180	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds	7/28 at 100.00	BB–	184,478
	Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,785,500
1,000	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,066,810
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,687,950
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A+	2,078,600
	University, Refunding Series 2007, 5.000%, 5/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
$ 360	4.000%, 7/01/31	7/29 at 100.00	BBB	$ 404,622
340	4.000%, 7/01/33	7/29 at 100.00	BBB	377,879
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	419,965
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	568,493
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,813,614
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	785,850
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	944,359
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	579,561
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	327,933
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	3,060,925
	Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,439,334
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,155	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,265,984
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	75,555
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	927,252
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,431,402
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	876,816
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	BB+	576,400
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	339,731
300	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	318,666
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB+	710,580
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	658,306
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc Projects, Series 2015:
260	3.250%, 7/01/25	No Opt. Call	BBB–	269,136
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	438,736
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	557,425
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,295,666
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,803,148
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019, 5.000%, 7/01/36	7/28 at 100.00	Aa3	612,905

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	$ 218,686
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	112,298
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	620,194
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	211,588
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	36,763
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	129,134
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	746,363
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	537,415
	Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	870,489
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	875,230
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
54,645	Total Education and Civic Organizations			61,246,845
	Health Care – 22.3% (14.3% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,327,980
	Series 2014A, 5.000%, 1/01/44
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	5,254,836
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A+	3,393,276
2,860	5.000%, 12/01/42	12/24 at 100.00	A+	3,216,184
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s
	National Prince County Regional Medical Center, Series 2020A:
430	4.000%, 9/01/40	9/30 at 100.00	A1	497,936
100	3.000%, 9/01/50	9/30 at 100.00	A1	102,540
	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s
	Hospital, Series 2020A:
1,400	5.000%, 2/01/40	2/30 at 100.00	A1	1,763,524
1,950	4.000%, 2/01/50	2/30 at 100.00	A1	2,177,155
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A+	1,546,863
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,514,500
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,200,470
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,376,300
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	3,045,870
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,404,600
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,142,950
	Series 2019A, 4.000%, 1/01/44
1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	1,729,260
	Variable Rate Demand Series 2019F, 4.000%, 1/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	$ 1,186,960
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,087,960
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	1,614,619
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A	1,064,790
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,127,360
34,220	Total Health Care			38,775,933
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group –	6/29 at 100.00	AA	1,358,288
	NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured
	Long-Term Care – 3.7% (2.4% of Total Investments)
285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	257,312
	Avondale Project, Series 2017, 5.375%, 1/01/38
2,115	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal	5/26 at 103.00	BBB–	2,356,533
	Oaks Royal Oaks – Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/56
1,870	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,905,044
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	794,734
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	1,150,481
	Project, Series 2017A, 6.125%, 10/01/47, 144A
6,130	Total Long-Term Care			6,464,104
	Tax Obligation/General – 16.2% (10.5% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	693,818
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM	7/22 at 100.00	AA	2,255,325
	Insured
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	7/21 at 100.00	AA	1,016,280
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/28 at 100.00	Aa1	2,858,006
	Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	762,420
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	7/21 at 100.00	Aa1	787,261
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	Aa3	1,815,720
	2018C, 5.000%, 7/01/36
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa1	1,572,115
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,559,095
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	Aa3	1,202,640
1,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	1,193,330
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	830,270
	5.000%, 7/01/36

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	7/21 at 100.00	AA	$ 1,395,030
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,278,616
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A	1,776,740
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,804,935
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	743,572
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,196,640
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	787,623
665	4.500%, 7/01/34	7/24 at 100.00	AA–	731,414
24,765	Total Tax Obligation/General			28,260,850
	Tax Obligation/Limited – 39.7% (25.6% of Total Investments)
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds,	No Opt. Call	N/R	103,273
	Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,398,473
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,496,987
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	304,004
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,166,400
1,215	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds,	7/30 at 100.00	N/R	1,308,081
	Assessment District 3, Series 2020, 4.000%, 7/01/45
123	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	94,597
	Series 2017A, 7.000%, 7/01/41, 144A (5)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,282,721
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,132,850
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,754,121
	Series 2018, 4.375%, 7/15/43 – BAM Insured
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	495,684
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	738,193
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
2,280	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/30 at 100.00	N/R	2,312,239
	Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45
1,035	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds,	7/30 at 100.00	N/R	994,842
	Series 2020, 3.500%, 7/15/44
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	773,575
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	367,594
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,150,653
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	566,425
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	$ 1,213,340
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured
590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	717,871
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/30 at 100.00	AA	1,173,180
	Bonds, Series 2020, 4.000%, 7/15/40 – BAM Insured
381	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	395,737
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	666,864
	Refunding Series 2016, 4.000%, 7/15/32
1,170	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,231,367
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%,	11/25 at 100.00	BB	1,663,005
	11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	BB	523,138
200	5.125%, 1/01/42	1/22 at 100.00	BB	204,560
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	1,534,530
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,390,388
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,567,756
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	231,112
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	450,157
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	304,563
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	3/21 at 100.00	N/R	336,164
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,673,850
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	611,813
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,128,540
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,821,248
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,689,577
2,040	5.000%, 7/01/58	7/28 at 100.00	N/R	2,259,382
1,085	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,167,080
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	604,811
545	4.000%, 8/01/36	8/26 at 100.00	AA	607,675
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,124,244
	5.000%, 8/01/42
2,400	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020,	8/30 at 100.00	AA	2,784,360
	4.000%, 8/01/50
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,562,036
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,330,748
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,460,590
	Series 2006, 5.000%, 7/01/24

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,650	Sundance Community Facilities District, City of Buckeye, Arizona, General Obligation	7/28 at 100.00	AA	$ 2,029,005
	Bonds, Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,652,720
	5.000%, 7/01/37
150	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	154,833
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	7/21 at 100.00	N/R	753,300
	Series 2016, 3.250%, 7/15/25, 144A
4,240	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020,	7/29 at 100.00	AA	4,778,268
	4.000%, 7/01/40 – BAM Insured
62,605	Total Tax Obligation/Limited			69,238,524
	Transportation – 8.3% (5.3% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A1	1,045,590
2,185	5.000%, 7/01/45	7/25 at 100.00	A1	2,496,734
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	Aa3	1,955,521
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	Aa3	2,420,131
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	2,325,180
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	Aa3	1,773,645
	Series 2018, 5.000%, 7/01/43 (AMT)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue
	Bonds, Series 2019A:
975	5.000%, 7/01/33	7/29 at 100.00	A3	1,163,779
1,045	5.000%, 7/01/35	7/29 at 100.00	A3	1,239,548
12,615	Total Transportation			14,420,128
	U.S. Guaranteed – 4.2% (2.7% of Total Investments) (6)
1,980	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	2,106,760
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	607,195
	2013, 5.250%, 7/01/33 (Pre-refunded 7/01/23)
720	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	N/R	825,228
	6/01/40 (Pre-refunded 6/01/24)
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R	596,407
	Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,655,056
	Series 2017, 5.000%, 7/01/36 (Pre-refunded 7/01/27)
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,589,678
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
6,645	Total U.S. Guaranteed			7,380,324
	Utilities – 25.0% (16.1% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,537,398
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	774,223
	Series 2016, 5.000%, 1/01/36
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	919,706
	Series 2016, 5.000%, 7/01/45 – AGM Insured
1,500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020,	7/29 at 100.00	AA	1,722,615
	4.000%, 7/01/45 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	$ 772,358
	Refunding Series 2017, 5.000%, 7/01/36
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,221,935
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,306,508
	2015A, 5.000%, 7/01/36 – AGM Insured
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	10,697,225
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,301,516
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,274,200
	Series 2014A, 5.000%, 7/01/39
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding	No Opt. Call	AAA	1,113,497
	Junior Lien Series 2001, 5.500%, 7/01/22 – FGIC Insured
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	826,779
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,750,920
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	5,850,315
5,665	5.000%, 12/01/37	No Opt. Call	A3	7,825,744
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	620,295
805	5.000%, 7/01/36	7/28 at 100.00	AA+	995,527
2,180	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	4/21 at 100.00	N/R	2,129,947
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
36,095	Total Utilities			43,640,708
$ 238,970	Total Long-Term Investments (cost $251,658,314)			270,785,704
	Floating Rate Obligations – (5.6)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (50.6)% (7)			(88,232,585)
	Other Assets Less Liabilities – 0.9%			1,602,507
	Net Asset Applicable to Common Shares – 100%			$ 174,400,626

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)  Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)  Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 32.6%.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT  Alternative Minimum Tax
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB     Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 151.5% (99.6% of Total Investments)

	Consumer Discretionary – 0.9% (0.6% of Total Investments)
$ 2,680	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 2,763,107
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
	Consumer Staples – 4.7% (3.1% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,089,514
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,145,817
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
9,595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	10,803,874
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
31,225	Total Consumer Staples			15,039,205
	Education and Civic Organizations – 11.9% (7.8% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,564,747
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,434,276
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	602,258
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	132,941
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,003,355
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,999,269
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,689,125
2,585	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	3,016,617
1,125	Miami University of Ohio, General Receipts Bonds, Refunding Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	AA	1,282,691
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	499,104
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,038,580
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	125,922
590	5.000%, 11/01/32	5/22 at 100.00	AA	614,562
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,265,350
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series	No Opt. Call	Aa1	1,313,660
	2020A, 5.000%, 12/01/29
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,083,190
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,115,270
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,656,171
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,541,361
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,881,877
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	2,012,818
33,650	Total Education and Civic Organizations			37,873,144

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 14.5% (9.6% of Total Investments)
$ 3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	$ 3,193,500
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,693,948
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,177,200
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,364,015
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,834,018
	Series 2019A-2, 4.000%, 8/01/49
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,476,104
	Project, Series 2013, 5.000%, 6/15/43
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,058,077
	5.000%, 12/01/47
200	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2019A,	12/29 at 100.00	AA–	224,784
	4.000%, 12/01/49
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	3/21 at 100.00	A–	300,807
	Refunding Series 2008C, 6.000%, 8/15/43
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	837,400
	Center Project, Refunding Series 2011, 5.250%, 8/01/41
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,342,729
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,113,620
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,590,722
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,076,060
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,147,460
1,605	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	1,958,357
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/44
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	615,922
	2019A-1, 4.000%, 8/01/44
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood
	County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba3	2,703,081
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba3	5,551,325
42,340	Total Health Care			46,259,129
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
85	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	3/21 at 100.00	Aaa	85,309
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,240	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	3/21 at 100.00	Aa1	3,246,286
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
3,325	Total Housing/Multifamily			3,331,595
	Industrials – 1.1% (0.7% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,645,984
	Inc, Series 1992, 6.450%, 12/15/21
	Tax Obligation/General – 18.7% (12.3% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	2,947,875
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,273,639

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
$ 4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	$ 3,941,064
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,195,659
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,908,485
500	Cuyahoga County, Ohio, General Obligation Bonds, Refunding & Capital Improvement Series	6/30 at 100.00	AA	596,430
	2020A, 4.000%, 12/01/34
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,079,910
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,197,310
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,945,817
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,440,281
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,757,941
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,220,794
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,154,211
	2011, 0.000%, 12/01/21
	Lorain County, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2020B:
345	4.000%, 12/01/29	12/25 at 100.00	Aa2	390,806
145	4.000%, 12/01/30	12/25 at 100.00	Aa2	163,808
240	4.000%, 12/01/40	12/25 at 100.00	Aa2	265,279
415	4.000%, 12/01/45	12/25 at 100.00	Aa2	455,384
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	5,974,785
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,540,905
	2006, 5.500%, 12/01/24 – AMBAC Insured
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,138,575
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,564,112
	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2020C:
1,365	5.000%, 3/01/37	3/31 at 100.00	AA+	1,796,217
2,200	5.000%, 3/01/38	3/31 at 100.00	AA+	2,885,432
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,374,840
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	2,036,820
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
4,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds,	6/29 at 100.00	AAA	4,586,080
	School Improvement Series 2020, 4.000%, 12/01/45
1,200	Toledo, Ohio, General Obligation Bonds, Limited Tax Capital Improvement Series 2020,	12/30 at 100.00	A2	1,357,056
	4.000%, 12/01/35
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,195,800
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
52,005	Total Tax Obligation/General			59,385,315
	Tax Obligation/Limited – 23.9% (15.7% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,541,875
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,228,620
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA	533,401
700	5.000%, 10/01/33	10/27 at 100.00	AA	848,883

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	No Opt. Call	N/R	$ 1,055,640
	Easton Project, Series 2020, 5.000%, 6/01/28, 144A
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,240,198
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	2,929,125
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,626,892
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,426,875
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	7,916,935
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,696,631
1,220	Great Oaks Career Campuses Board of Education, Brown, Butler, Clermont, Clinton,	12/29 at 100.00	Aa1	1,428,022
	Fayette, Greene, Hamilton, Highland, Madison, Pickaway, Ross and Warren, Ohio, Certificates
	of Participation, School, 4.000%, 12/01/37, (WI/DD, Settling 3/09/21)
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AAA	1,189,590
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,849,786
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,151,100
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	6,865,260
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,072,510
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,496,980
	Fund Projects, Series 2019A, 5.000%, 4/01/37
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,548,775
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	2,029,408
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	428,312
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	986,720
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
6,450	4.500%, 7/01/34	7/25 at 100.00	N/R	7,039,595
3,580	4.550%, 7/01/40	7/28 at 100.00	N/R	3,902,379
1,780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,940,289
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,780,367
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,298,532
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	2,938,261
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
67,500	Total Tax Obligation/Limited			75,990,961
	Transportation – 17.1% (11.3% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	949,337
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	551,515
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,705,574
	4.000%, 1/01/44

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
$ 2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	$ 2,849,700
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,399,480
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	4,735,180
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,471,150
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	7,563,004
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	3,139,350
2,050	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3	2,228,883
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.250%, 2/15/39
15,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,	2/28 at 100.00	Aa3	17,947,950
	Infrastructure Projects, Junior Lien Series 2018A, 5.000%, 2/15/46 (UB) (4)
56,255	Total Transportation			54,541,123
	U.S. Guaranteed – 41.7% (27.4% of Total Investments) (5)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	116,459
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	259,386
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	169,395
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,702,375
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,446,986
	(Pre-refunded 12/01/21)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,959,920
	(Pre-refunded 12/01/26)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A2	2,236,150
1,500	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	1,560,105
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,475,930
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,706,018
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,795,808
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
2,705	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	3,021,160
8,045	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	9,029,547
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,384,480
	2014A-1, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,117,418
	(Pre-refunded 1/01/22)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	Aa3	1,176,902
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	2,126,690
1,415	5.000%, 12/01/33 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,657,998
1,000	5.000%, 12/01/34 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,171,730
945	5.000%, 12/01/35 (Pre-refunded 12/01/24)	12/24 at 100.00	AAA	1,107,285
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	12,127,405
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%,
	12/01/35 (Pre-refunded 12/01/24)
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	258,568
	5.000%, 11/15/41 (Pre-refunded 11/15/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	AA+	$ 4,787,059
	Bond Trust 2016-XL0004, 9.314%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (4)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	789,108
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	621,864
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	578,626
1,355	5.250%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,412,682
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center,	6/21 at 100.00	A+	3,272,859
	Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	22,514,562
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB	4,126,693
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	768,986
	Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,450,615
1,400	5.000%, 11/15/44 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,637,580
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,207,140
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
1,100	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	Aa2	1,144,550
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (Pre-refunded 1/01/22)
10,915	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	Aa3	11,924,310
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,084,410
	(Pre-refunded 12/01/22)
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,303,350
	Redevelopment, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
450	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	AA	477,302
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
	(Pre-refunded 6/01/22)
120,235	Total U.S. Guaranteed			132,709,411
	Utilities – 15.9% (10.4% of Total Investments)
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,669,005
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,684,383
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds,	2/29 at 100.00	A	2,017,265
	Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	1,371,015
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,766,440
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	5,385,478
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,581,253

NUO	Nuveen Ohio Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%,	10/28 at 100.00	Aa3	$ 3,863,576
	10/01/44
1,000	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of	12/30 at 100.00	AA+	1,309,940
	Greater Cincinnati, Refunding Series 2020A, 5.000%, 12/01/35
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	826,519
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	4,061,113
	5.000%, 6/01/44
4,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds,	6/30 at 100.00	AAA	5,692,500
	Series 2020A, 5.000%, 12/01/50
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,507,367
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	918,876
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	678,991
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,203,075
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	775,808
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	11,989,900
	11/15/41 (UB) (4)
1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	1,171,290
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
48,995	Total Utilities			50,476,294
$ 461,705	Total Municipal Bonds (cost $442,399,855)			482,015,268

Shares	Description (1)	Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Electric Utilities – 0.6% (0.4% of Total Investments)
64,677	Energy Harbor Corp (7), (8), (9)	$ 1,819,040
	Total Common Stocks (cost $1,843,715)	1,819,040
	Total Long-Term Investments (cost $444,243,570)	483,834,308
	Floating Rate Obligations – (6.3)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (46.5)% (10)	(147,779,178)
	Other Assets Less Liabilities – 0.7%	2,080,289
	Net Asset Applicable to Common Shares – 100%	$ 318,135,419

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)  Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)  Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(8)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)  Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10) Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.5%.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT   Alternative Minimum Tax

IF       Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB     Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.6% (100.0% of Total Investments)

	MUNICIPAL BONDS – 149.6% (100.0% of Total Investments)

	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich
	Center Hotel/Conference Center Project, Series 2005A:
$ 2,460	5.000%, 1/01/32	3/21 at 100.00	Caa3	$ 1,688,520
1,485	5.125%, 1/01/37	3/21 at 100.00	Caa3	957,127
3,945	Total Consumer Discretionary			2,645,647
	Consumer Staples – 4.9% (3.3% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
8,695	4.000%, 6/01/37	6/28 at 100.00	A–	9,793,787
1,365	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,591,836
11,680	5.250%, 6/01/46	6/28 at 100.00	BBB+	13,898,849
6,930	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	8,007,061
	Bonds, Series 2018B, 5.000%, 6/01/46
28,670	Total Consumer Staples			33,291,533
	Education and Civic Organizations – 17.2% (11.5% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University	12/23 at 100.00	A	1,928,379
	School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32
1,000	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation	1/28 at 100.00	BBB–	1,128,290
	Academy Charter School, Series 2018A, 5.000%, 7/01/50
175	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck	9/27 at 100.00	BB	184,324
	Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding	No Opt. Call	A	2,337,761
	Series 2015, 5.000%, 3/01/25
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding
	Series 2017:
500	5.000%, 6/01/32	12/27 at 100.00	A	587,160
820	3.000%, 6/01/32	12/27 at 100.00	A	834,817
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding	7/25 at 100.00	AA	1,183,105
	Series 2015H, 4.000%, 7/01/39 – AGM Insured
5,950	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,	7/24 at 100.00	A+	6,611,878
	Series 2014A, 5.000%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University,
	Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	A+	2,762,297
1,600	5.000%, 7/01/33	7/25 at 100.00	A+	1,836,144
1,000	5.000%, 7/01/34	7/25 at 100.00	A+	1,145,350
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/21 at 100.00	AAA	4,523,919
	Option Bond Trust 2015-XF0099, 13.459%, 7/01/39, 144A (IF)
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender	7/24 at 100.00	AAA	5,384,640
	Option Bond Trust 2015-XF0149, 13.707%, 7/01/44, 144A (IF) (4)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding
	Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	577,154
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,099,045

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
$ 1,150	5.000%, 7/01/32	7/21 at 100.00	BB+	$ 1,154,082
740	5.000%, 7/01/37	7/21 at 100.00	BB+	741,968
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
330	3.750%, 7/01/37	7/27 at 100.00	BB+	306,643
3,830	4.000%, 7/01/42	7/27 at 100.00	BB+	3,578,943
4,205	5.000%, 7/01/47	7/27 at 100.00	BB+	4,328,795
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/25 at 100.00	BBB+	1,330,740
	Refunding Series 2015C, 5.000%, 7/01/35
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/27 at 100.00	BBB+	796,778
	Refunding Series 2017D, 3.500%, 7/01/44
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,
	Series 2013D:
685	5.000%, 7/01/38	7/23 at 100.00	BBB+	726,936
1,935	5.000%, 7/01/43	7/23 at 100.00	BBB+	2,049,088
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/26 at 100.00	BBB+	1,949,729
	Series 2016C, 3.000%, 7/01/46
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of	7/30 at 100.00	BBB+	938,888
	Technology Issue, Green Series 2020A, 4.000%, 7/01/50
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of
	Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,229,568
2,500	5.000%, 7/01/42	7/27 at 100.00	BBB+	2,868,675
3,160	5.000%, 7/01/47	7/27 at 100.00	BBB+	3,582,429
1,050	4.000%, 7/01/47	7/27 at 100.00	BBB+	1,119,531
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint	7/26 at 100.00	BB	1,014,215
	Elizabeth, Series 2016D, 5.000%, 7/01/46
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,	7/25 at 100.00	A3	5,117,551
	Series 2015C, 5.000%, 7/01/40
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University,
	Series 2017B:
2,000	5.000%, 7/01/42 – AGM Insured	7/27 at 100.00	AA	2,325,140
2,420	5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	2,793,382
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds,
	Refunding Series 2018A:
2,500	3.750%, 12/01/30 (AMT)	6/28 at 100.00	Aaa	2,684,975
2,560	4.000%, 12/01/32 (AMT)	6/28 at 100.00	Aaa	2,762,752
2,000	4.000%, 12/01/33 (AMT)	6/28 at 100.00	Aaa	2,150,500
2,135	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	2,283,148
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior
	Lien Series 2016-1A:
4,765	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	4,936,874
1,105	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	1,146,835
2,030	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	6/28 at 100.00	Aa1	2,060,450
	Series 2019B, 3.250%, 12/01/39 (AMT)
765	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/28 at 100.00	Aa1	786,871
	Series 2020B, 3.500%, 12/01/39 (AMT)
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	3/21 at 100.00	Aaa	960,662
	2010-2, 5.000%, 12/01/30
615	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/21 at 100.00	Aaa	637,337
	2011-1, 5.750%, 12/01/27 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
1,445	4.250%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	1,523,276
475	4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	500,769

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/22 at 100.00	Aaa	$ 530,645
	2012-1B, 5.750%, 12/01/39 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
139	3.500%, 12/01/23 (AMT)	12/22 at 100.00	Aaa	144,689
465	3.750%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	483,163
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
3,630	4.000%, 12/01/28 (AMT)	12/24 at 100.00	Aaa	3,892,993
2,010	4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	2,140,007
7,070	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	12/26 at 100.00	Aaa	7,429,015
	Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)
4,795	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds,	6/28 at 100.00	A2	4,876,179
	Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender
	Option Bond Trust 2015-XF0151:
436	11.901%, 12/01/23 (AMT), 144A (IF)	12/22 at 100.00	Aaa	506,641
390	12.118%, 12/01/24 (AMT), 144A (IF)	12/22 at 100.00	Aaa	450,189
265	12.461%, 12/01/25 (AMT), 144A (IF)	12/22 at 100.00	Aaa	306,104
80	12.557%, 12/01/26 (AMT), 144A (IF)	12/22 at 100.00	Aaa	91,874
1,165	13.875%, 12/01/27 (AMT), 144A (IF)	12/23 at 100.00	Aaa	1,461,737
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A,	7/25 at 100.00	A1	2,572,389
	5.000%, 7/01/45
108,265	Total Education and Civic Organizations			117,397,418
	Financials – 0.5% (0.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road
	Landfill Project, Series 2002:
2,000	5.750%, 10/01/21	No Opt. Call	Ba2	2,017,840
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,644,945
3,500	Total Financials			3,662,785
	Health Care – 21.0% (14.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	195,806
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	245,326
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,467,035
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,533,403
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,526,242
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,727,000
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,295,846
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,082,450
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,108,672
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	6,489,973
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital	3/21 at 100.00	AA–	225,653
	Corporation, Series 2008A, 5.000%, 7/01/27
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint
	Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,025,500
3,425	6.250%, 7/01/35	7/21 at 100.00	BB+	3,468,429
3,550	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	3/21 at 100.00	BB+	3,560,189
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,	7/22 at 100.00	AA–	1,216,105
	Barnabas Health, Series 2012A, 5.000%, 7/01/24
2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital	1/27 at 100.00	AA–	2,782,803
	Corporation, Refunding Series 2016, 4.000%, 7/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 11,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	AA–	$ 12,357,180
	Refunding Series 2014A, 5.000%, 7/01/44
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack
	Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	AA–	866,278
4,140	5.000%, 7/01/57	7/27 at 100.00	AA–	4,774,496
1,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	1,361,627
	Center, Refunding Series 2014A, 4.000%, 7/01/45
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health	7/27 at 100.00	AA–	14,133,008
	Obligated Group Issue, Series 2017A, 5.000%, 7/01/42 (UB) (4)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health
	System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,178,440
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,173,160
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,641,650
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health	7/23 at 100.00	AA–	1,566,827
	System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton
	HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	AA	1,000,001
1,055	5.000%, 7/01/33	7/26 at 100.00	AA	1,268,690
1,370	5.000%, 7/01/34	7/26 at 100.00	AA	1,642,808
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood
	Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	AA–	4,770,304
5,955	5.000%, 7/01/43	7/24 at 100.00	AA–	6,690,978
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	4,344,905
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
4,320	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	5,112,936
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s
	Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	BBB–	1,683,824
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,263,255
1,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,871,600
2,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	3,150,792
3,095	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,586,238
5,600	4.000%, 7/01/48	7/26 at 100.00	BBB–	6,116,488
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s	8/23 at 100.00	A–	2,450,314
	Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University
	Hospital Issue, Refunding Series 2015A:
5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,442,718
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,383,540
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health
	System Obligated Group, Series 2019:
2,055	4.000%, 7/01/44	7/29 at 100.00	A+	2,328,623
7,840	3.000%, 7/01/49	7/29 at 100.00	A+	7,977,278
129,700	Total Health Care			143,088,390
	Housing/Multifamily – 3.9% (2.6% of Total Investments)
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Kean	1/27 at 100.00	B	1,865,313
	Properties LLC – Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan	1/25 at 100.00	Ba3	1,953,162
	Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 6,575	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New	7/25 at 100.00	BB–	$ 6,620,302
	Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds,
	Series 2013-2:
2,165	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	2,241,360
1,235	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,277,595
1,235	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,275,175
4,320	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A,	11/24 at 100.00	AA–	4,525,675
	4.000%, 11/01/45
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA–	1,223,584
1,750	4.250%, 11/01/37 (AMT)	5/26 at 100.00	AA–	1,902,792
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A:
1,150	2.300%, 11/01/40	11/29 at 100.00	AA–	1,127,011
500	2.450%, 11/01/45	11/29 at 100.00	AA–	485,725
1,000	2.550%, 11/01/50	11/29 at 100.00	AA–	976,330
1,000	2.625%, 11/01/56	11/29 at 100.00	AA–	978,980
25,800	Total Housing/Multifamily			26,453,004
	Housing/Single Family – 8.9% (5.9% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds,
	Series 2011A:
7,130	4.450%, 10/01/25	4/21 at 100.00	Aa2	7,154,884
5,445	4.650%, 10/01/29	4/21 at 100.00	Aa2	5,464,874
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2018A:
6,360	3.600%, 4/01/33	10/27 at 100.00	AA	6,908,741
3,950	3.750%, 10/01/35	10/27 at 100.00	AA	4,322,761
3,405	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,	10/27 at 100.00	AA	3,692,450
	Series 2018B, 3.800%, 10/01/32 (AMT)
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2019C:
5,260	3.500%, 10/01/34 (UB) (4)	4/28 at 100.00	AA	5,685,324
5,255	3.850%, 10/01/39 (UB) (4)	4/28 at 100.00	AA	5,705,669
3,590	3.950%, 10/01/44 (UB) (4)	4/28 at 100.00	AA	3,863,091
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds,
	Series 2020E:
6,000	2.050%, 10/01/35	4/29 at 100.00	AA	5,983,800
7,790	2.250%, 10/01/40	4/29 at 100.00	AA	7,698,312
4,000	2.400%, 10/01/45	4/29 at 100.00	AA	3,922,280
58,185	Total Housing/Single Family			60,402,186
	Long-Term Care – 1.8% (1.2% of Total Investments)
1,110	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project,	1/24 at 100.00	N/R	1,124,752
	Series 2014, 5.250%, 1/01/44
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/23 at 100.00	BBB–	5,217,550
	Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New	7/24 at 100.00	BBB–	1,522,871
	Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29
2,755	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	2,727,009
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive	10/26 at 102.00	N/R	1,370,279
	Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A
11,725	Total Long-Term Care			11,962,461

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 11.8% (7.9% of Total Investments)
$ 5,000	Cherry Hill Township, Camden County, New Jersey, General Obligation Bonds, Bond	No Opt. Call	N/R	$ 5,058,600
	Anticipation Note Series 2020B, 2.000%, 10/27/21
440	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	1/28 at 100.00	AA	481,056
	Bonds, Technical High School Project, Series 2018, 3.125%, 1/15/32 – BAM Insured
2,920	Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds,	10/28 at 100.00	AA	3,300,184
	County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 – BAM Insured
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	4,528,936
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured
680	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation	12/27 at 100.00	AA	721,922
	Bonds, Series 2017, 3.250%, 12/15/38
	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340	3.125%, 3/01/31 – BAM Insured	3/28 at 100.00	AA	1,449,009
1,110	3.250%, 3/01/32 – BAM Insured	3/28 at 100.00	AA	1,202,474
1,255	3.500%, 3/01/36 – BAM Insured	3/28 at 100.00	AA	1,360,081
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan
	Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
375	3.250%, 8/01/34	8/25 at 100.00	AA	395,164
1,040	5.000%, 8/01/42	8/25 at 100.00	AA	1,207,617
2,000	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,	10/30 at 100.00	AA	2,286,520
	Hudson County Courthouse Project, Refunding Series 2020, 4.000%, 10/01/51
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds,
	Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	12,200,235
3,700	5.250%, 5/01/51	5/26 at 100.00	AA	4,420,316
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	1,228,320
515	5.000%, 11/01/31	11/27 at 100.00	AA–	626,848
440	5.000%, 11/01/33	11/27 at 100.00	AA–	531,771
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,106,435
2,000	Mercer County, New Jersey, General Obligation Bonds, General Capital Improvement Open	No Opt. Call	N/R	2,010,060
	Space Farmland NotesSeries 2020A, 2.000%, 6/10/21
3,825	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue	No Opt. Call	N/R	3,850,589
	Bonds, Series 2020A, 2.000%, 7/12/21
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding	1/24 at 100.00	AAA	853,108
	Parking Utility Series 2014A, 5.000%, 1/01/37
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking
	Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	492,235
610	5.000%, 9/01/29	9/22 at 100.00	A+	645,167
300	5.000%, 9/01/31	9/22 at 100.00	A+	316,878
250	3.625%, 9/01/34	9/22 at 100.00	A+	254,755
2,190	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series	9/27 at 100.00	AA	2,423,432
	2017, 4.000%, 9/15/44 – AGM Insured
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
3,000	3.000%, 6/01/32	No Opt. Call	A3	3,315,180
3,045	4.000%, 6/01/32	No Opt. Call	A3	3,688,104
3,040	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A3	3,008,810
2,000	Somerset County, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series	No Opt. Call	N/R	2,039,760
	2020, 4.000%, 9/09/21
	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020:
500	4.000%, 1/15/23	No Opt. Call	AA–	534,755
400	4.000%, 1/15/25	No Opt. Call	AA–	451,468
500	4.000%, 1/15/26	No Opt. Call	AA–	576,715
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	5,353,264
	Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency	6/21 at 100.00	Aaa	$ 2,546,186
	Revenue Bonds, Series 2011A, 5.000%, 6/15/41
2,000	Union County, New Jersey, General Obligation Bonds, Bond Anticipation Notes Series 2020,	No Opt. Call	N/R	2,022,860
	4.000%, 6/18/21
2,170	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	2,376,758
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	Aa3	1,879,130
	Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured
73,625	Total Tax Obligation/General			80,744,702
	Tax Obligation/Limited – 37.0% (24.7% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County	No Opt. Call	Aaa	4,690,136
	Administration Complex Project, Series 2005, 5.000%, 11/15/26
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Boro Ridgefield	10/30 at 100.00	Aaa	1,187,630
	Project, County Guaranteed Series 2020, 4.000%, 10/15/42
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,831,700
	Series 2003B, 0.000%, 11/01/25 – AGM Insured
2,230	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,	No Opt. Call	AA	2,762,078
	Series 2005A, 5.750%, 11/01/28 – AGM Insured
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	BB	5,136,732
3,020	5.125%, 1/01/42	1/22 at 100.00	BB	3,088,856
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	BB	513,735
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB	314,182
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB	6,700,608
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB	3,634,477
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB	8,268,679
415	5.000%, 6/15/29	6/22 at 100.00	BBB	431,251
5,445	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	6,172,234
	Series 2017B, 4.500%, 6/15/40
5,495	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	BBB	5,694,578
	Refunding Series 2017A, 3.375%, 7/01/30
6,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	7,063,380
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,385	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	Baa1	7,163,523
	2014UU, 5.000%, 6/15/27
11,345	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	Baa1	12,813,610
	2015WW, 5.250%, 6/15/40
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social
	Series 2021QQQ:
1,300	5.000%, 6/15/31	12/30 at 100.00	Baa1	1,641,263
1,000	5.000%, 6/15/32	12/30 at 100.00	Baa1	1,254,290
235	4.000%, 6/15/50	12/30 at 100.00	Baa1	254,714
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	Baa1	5,629,350
	Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
1,130	5.000%, 6/15/29	6/26 at 100.00	A+	1,326,428
655	5.000%, 6/15/30	6/26 at 100.00	A+	763,422
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	Baa1	26,496,278
	Appreciation Series 2010A, 0.000%, 12/15/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	$ 8,837,505
	Series 2006A, 5.500%, 12/15/22
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
37,565	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	29,684,990
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	29,982,030
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	3,845,129
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	8,072,190
	2010D, 5.000%, 12/15/24
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
460	5.500%, 6/15/31	6/21 at 100.00	Baa1	465,833
4,650	5.250%, 6/15/36	6/21 at 100.00	Baa1	4,703,522
1,090	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	Baa1	1,133,360
	2012A, 5.000%, 6/15/42
45	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	Baa1	48,342
	2013AA, 5.000%, 6/15/36
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	Baa1	1,374,170
440	5.000%, 12/15/36	12/28 at 100.00	Baa1	523,301
4,950	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	Baa1	5,462,721
	2019A, 4.000%, 12/15/39
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
4,860	3.500%, 6/15/46	12/28 at 100.00	Baa1	5,031,023
2,900	4.000%, 6/15/50	12/28 at 100.00	Baa1	3,132,174
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
1,200	4.000%, 6/15/45	12/30 at 100.00	Baa1	1,307,328
955	5.000%, 6/15/45	12/30 at 100.00	Baa1	1,139,764
2,200	5.000%, 6/15/50	12/30 at 100.00	Baa1	2,610,828
5,075	3.000%, 6/15/50	12/30 at 100.00	Baa1	4,954,418
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/25 at 100.00	AA	4,096,618
	Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36
4,005	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness	5/22 at 100.00	Aa1	4,078,292
	Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile
	Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	25.049%, 5/01/28, 144A (IF) (4)	No Opt. Call	Aaa	734,325
285	25.135%, 5/01/29, 144A (IF) (4)	No Opt. Call	Aaa	780,561
200	25.135%, 5/01/30, 144A (IF) (4)	No Opt. Call	Aaa	575,978
370	24.869%, 5/01/31, 144A (IF) (4)	No Opt. Call	Aaa	1,114,266
385	25.007%, 5/01/32, 144A (IF) (4)	No Opt. Call	Aaa	1,218,317
400	25.012%, 5/01/33, 144A (IF) (4)	No Opt. Call	Aaa	1,320,796
415	25.135%, 5/01/34, 144A (IF) (4)	No Opt. Call	Aaa	1,430,389
3,975	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds,	No Opt. Call	AA+	8,630,043
	Series 2019-XG0221, 18.040%, 3/01/34, 144A (IF) (4)
255,105	Total Tax Obligation/Limited			252,121,347
	Transportation – 22.7% (15.2% of Total Investments)
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A,	1/23 at 100.00	A1	2,559,120
	5.000%, 1/01/42
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,416,828
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,297,117
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,547,630
2,580	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019,	1/29 at 100.00	A1	2,912,562
	4.000%, 1/01/44

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2015:
$ 1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	$ 1,110,700
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,122,107
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	A1	2,563,252
1,520	5.000%, 7/01/29	No Opt. Call	A1	1,981,305
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,396,577
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	12,175,731
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	A1	1,342,352
1,350	5.000%, 7/01/29	No Opt. Call	A1	1,759,712
950	5.000%, 7/01/30	7/29 at 100.00	A1	1,229,794
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	7,827,422
	5.000%, 1/01/40
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,850,008
	5.000%, 1/01/37
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A	1,920,852
1,635	5.000%, 1/01/25	1/23 at 100.00	A	1,738,119
1,875	5.000%, 1/01/26	1/23 at 100.00	A	1,988,175
3,525	5.000%, 1/01/27	1/23 at 100.00	A	3,728,040
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	6,146,774
	Replacement Project, Series 2013, 5.625%, 1/01/52 (AMT)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	823,182
1,800	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,913,130
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	2,515,027
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark
	Container Terminal LLC Project, Refunding Series 2017:
5,660	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	6,410,742
7,440	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	8,280,125
5,750	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration	No Opt. Call	A	5,884,262
	Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/21
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	7,556,880
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 –	No Opt. Call	AA	3,989,159
	AGM Insured
2,050	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	2,379,825
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck	3/21 at 100.00	A2	2,759,570
	Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	7,978,324
	Seventy Ninth Series 2013, 5.000%, 12/01/43
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	1/23 at 100.00	Aa3	5,192,050
	Seventy Seventh Series 2013, 4.000%, 1/15/43 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eighteen Series 2019:
$ 8,000	4.000%, 11/01/41 (AMT) (UB) (4)	11/29 at 100.00	Aa3	$ 9,039,200
4,000	4.000%, 11/01/47 (AMT) (UB) (4)	11/29 at 100.00	Aa3	4,470,480
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Fourteen Series 2019:
4,500	4.000%, 9/01/38 (AMT) (UB) (4)	9/29 at 100.00	Aa3	5,119,830
2,500	4.000%, 9/01/39 (AMT) (UB) (4)	9/29 at 100.00	Aa3	2,837,225
1,040	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	BBB+	1,285,336
	Series 2020A, 5.000%, 11/01/45
137,815	Total Transportation			155,048,524
	U.S. Guaranteed – 12.4% (8.3% of Total Investments) (5)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue	9/24 at 100.00	AA	2,582,624
	Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 (Pre-refunded 9/01/24) –
	AGM Insured
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds,
	Refunding Series 2012A:
2,150	5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	2,287,643
650	4.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	682,981
625	4.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	656,713
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds,	No Opt. Call	Aaa	27,269
	Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease	6/23 at 100.00	Aa3	3,510,454
	Revenue Bonds, Tender Option Bond 2016-XF2357, 18.143%, 6/15/46 (Pre-refunded 6/15/23),
	144A (IF) (4)
655	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	N/R	785,836
	2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey
	Issue, Series 2013A:
2,475	5.000%, 7/01/38 (Pre-refunded 7/01/23)	7/23 at 100.00	A	2,749,230
3,250	5.000%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A	3,610,100
70	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	No Opt. Call	N/R	71,332
	Refunding Series 2012A-R, 4.000%, 9/01/21 (ETM)
30	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,	9/21 at 100.00	N/R	30,449
	Series 2012A, 3.250%, 9/01/31 (Pre-refunded 9/01/21)
2,055	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical	7/24 at 100.00	A+	2,366,682
	Center, Refunding Series 2014A, 5.000%, 7/01/45 (Pre-refunded 7/01/24)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health
	System Obligated Group Issue, Refunding Series 2012:
4,165	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	4,663,134
3,375	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,591,067
1,500	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,596,030
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical
	Center Obligated Group Issue, Refunding Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	614,224
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	2,866,501
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	305,932
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,440,703
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R	7,806,909
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
175	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	186,083
400	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	425,608
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series	No Opt. Call	Baa2	1,636,575
	2004, 5.500%, 3/01/22 – NPFG Insured (ETM)

NXJ	Nuveen New Jersey Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011A:
$ 80	6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	$ 81,317
1,015	5.500%, 6/15/41 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	1,030,316
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
335	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	339,576
130	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	Baa1	131,776
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,287,969
	(Pre-refunded 1/01/23)
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
2,260	17.257%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (4)	7/22 at 100.00	N/R	2,843,758
1,365	17.257%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (4)	7/22 at 100.00	A+	1,717,580
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior
	Lien Series 2012A:
1,455	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,543,275
2,365	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	2,506,947
225	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	238,651
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series	No Opt. Call	Baa2	15,650,237
	2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356,	5/23 at 100.00	Aa3	3,064,170
	18.183%, 5/01/43 (Pre-refunded 5/01/23), 144A (IF) (4)
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds,
	Refunding Series 2015:
1,000	5.000%, 2/15/34 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,176,340
1,395	5.000%, 2/15/35 (Pre-refunded 2/15/25)	2/25 at 100.00	AA	1,640,994
77,445	Total U.S. Guaranteed			84,746,985
	Utilities – 7.1% (4.7% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey),	No Opt. Call	A	1,510,000
	Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company
	Project), 6.800%, 3/01/21 – NPFG Insured
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy
	Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (AMT)	6/22 at 100.00	Baa2	1,040,740
1,225	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,275,225
1,925	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New	8/24 at 100.00	A1	1,937,185
	Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39
15,670	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	10/22 at 100.00	A+	16,042,476
	Water Company, Series 2012C, 4.250%, 10/01/47 (AMT)
2,355	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex	8/29 at 100.00	A+	2,562,287
	Water Company, Series 2019, 4.000%, 8/01/59 (AMT)
3,505	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New	No Opt. Call	A+	3,546,219
	Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (AMT)
	(Mandatory Put 6/01/23)
	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds,
	Series 2012A:
65	3.250%, 9/01/31	No Opt. Call	N/R	65,972
1,585	3.250%, 9/01/31	No Opt. Call	N/R	1,609,488
2,700	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds,	No Opt. Call	AA	3,675,240
	Refunding Series 2018, 5.000%, 3/01/37
1,825	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	1,914,370
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
13,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic	No Opt. Call	A	12,965,290
	City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29
46,365	Total Utilities			48,144,492
$ 960,145	Total Long-Term Investments (cost $931,639,655)			1,019,709,474

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.0% (0.0% of Total Investments)
	MUNICIPAL BONDS – 0.0% (0.0% of Total Investments)
	Health Care – 0.0% (0.0% of Total Investments)
$ 100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health, Variable
	Rate Demand Obligations, Series 2009D, 0.010%, 7/01/43 (6)	3/21 at 100.00	A-1+	$ 100,000
$ 100	Total Short-Term Investments (cost $100,000)			100,000
	Total Investments (cost $931,739,655) – 149.6%			1,019,809,474
	Floating Rate Obligations – (5.1)%			(34,780,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.8)% (7)			(312,560,795)
	Other Assets Less Liabilities – 1.3%			9,377,591
	Net Asset Applicable to Common Shares – 100%			$ 681,846,270

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements.

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.1% (99.9% of Total Investments)

	MUNICIPAL BONDS – 156.2% (98.1% of Total Investments)

	Consumer Staples – 0.5% (0.3% of Total Investments)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	No Opt. Call	AA–	$ 2,623,960
	Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)
	Education and Civic Organizations – 16.2% (10.2% of Total Investments)
1,060	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue	No Opt. Call	Baa3	1,228,604
	Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28
940	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	3/23 at 100.00	A	965,286
	Duquesne University, Series 2013A, 3.500%, 3/01/34
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,
	Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	743,342
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,108,690
1,625	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	10/27 at 100.00	Baa3	1,799,184
	Robert Morris University, Series 2017, 5.000%, 10/15/47
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University
	Project, Series 2020:
590	5.000%, 10/01/39	10/29 at 100.00	BB+	626,214
20	5.000%, 10/01/49	10/29 at 100.00	BB+	21,010
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	3/27 at 100.00	BBB–	3,636,165
	Charter School Project, Series 2016, 5.125%, 3/15/36
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School	12/27 at 100.00	BBB–	927,443
	Revenue Bonds, Series 2017A, 5.000%, 12/15/47
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	5/26 at 100.00	A–	2,273,128
	Allegheny College, Series 2016, 3.000%, 5/01/34
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College	11/27 at 100.00	A+	1,170,470
	Project, Second Series 2017A, 5.000%, 11/01/39
1,470	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University	5/29 at 100.00	Baa3	1,662,482
	Project, Series 2019, 5.000%, 5/01/48
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University,	5/24 at 100.00	Baa3	1,091,614
	Series 2014, 5.000%, 5/01/37
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University,	3/21 at 100.00	AA	750,652
	Series 2006, 4.500%, 10/01/27 – RAAI Insured
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon	11/26 at 100.00	BBB+	4,757,341
	University, Series 2016, 4.000%, 5/01/46
2,395	General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing	10/27 at 100.00	A–	2,511,062
	Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College,
	Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB	590,820
1,555	3.500%, 5/01/41	5/26 at 100.00	BBB	1,560,785
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	University of Scranton, Series 2017:
475	3.375%, 11/01/33	11/27 at 100.00	A–	505,818
2,910	4.000%, 11/01/40	11/27 at 100.00	A–	3,167,302
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of	5/22 at 100.00	A	5,509,733
	Technology, Series 2012, 5.000%, 5/01/32
1,855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	2,185,375
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
$ 3,410	4.000%, 9/01/44	9/29 at 100.00	A	$ 3,806,037
395	4.000%, 9/01/49	9/29 at 100.00	A	438,016
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family	9/23 at 100.00	BBB–	1,603,106
	University, Series 2013A, 6.500%, 9/01/38
2,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/21 at 100.00	BBB+	2,463,445
	Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College,
	Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA+	2,842,409
2,080	5.000%, 12/01/44	12/24 at 100.00	AA+	2,305,181
85	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	A–	85,707
	Series 2011A, 5.250%, 5/01/41
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy	5/22 at 100.00	BBB	1,031,690
	College, Series 2012-KK1, 5.375%, 5/01/42
330	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BB+	332,366
	Series 2012, 4.000%, 5/01/32
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	3/25 at 100.00	A	8,005,935
	University, Refunding Series 2015A, 5.250%, 9/01/50 (UB) (4)
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson	9/22 at 100.00	A	795,522
	University, Series 2012, 5.000%, 3/01/42
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the
	Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	Baa1	1,057,717
4,300	5.000%, 11/01/42	11/22 at 100.00	Baa1	4,514,871
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,476,042
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/23 at 100.00	A–	1,690,981
	Series 2013A, 5.500%, 7/15/38
400	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue	6/28 at 100.00	BB+	454,564
	Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020, 5.000%,
	6/15/50, 144A
1,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle	11/27 at 100.00	BB+	1,237,832
	University, Series 2017, 3.625%, 5/01/35
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard	3/21 at 100.00	N/R	459,595
	Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint
	Joseph?s University Project, Refunding Series 2020C Forward Delivery:
1,500	4.000%, 11/01/36	11/29 at 100.00	A–	1,714,950
1,400	4.000%, 11/01/37	11/29 at 100.00	A–	1,595,440
2,420	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	3/28 at 100.00	BB+	2,557,940
	University of the Arts, Series 2017, 5.000%, 3/15/45, 144A
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds,	5/26 at 100.00	A–	2,641,506
	University of Scranton, Series 2016, 5.000%, 11/01/37
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	6/26 at 100.00	BB+	5,511,187
	Bonds, Marywood University, Series 2016, 5.000%, 6/01/46
3,555	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds,	11/27 at 100.00	A–	3,738,971
	AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5,
	3.375%, 11/01/36

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton,
	Series 2015A:
$ 1,890	5.000%, 11/01/32	11/25 at 100.00	A–	$ 2,165,732
740	5.000%, 11/01/33	11/25 at 100.00	A–	845,872
740	4.000%, 11/01/35	11/25 at 100.00	A–	796,825
87,880	Total Education and Civic Organizations			94,961,959
	Health Care – 35.3% (22.2% of Total Investments)
17,315	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	18,922,525
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University
	of Pittsburgh Medical Center, Series 2019A:
210	4.000%, 7/15/35	7/29 at 100.00	A	240,803
1,000	4.000%, 7/15/37	7/29 at 100.00	A	1,138,710
1,310	4.000%, 7/15/38	7/29 at 100.00	A	1,487,413
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
10,110	5.000%, 11/01/50	11/27 at 100.00	BB–	11,000,287
4,100	5.000%, 11/01/50 (UB) (4)	11/27 at 100.00	BB–	4,461,046
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BB+	3,339,996
	Medical Center Project, Series 2012A, 4.500%, 11/01/41
10,355	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds,	8/30 at 100.00	A–	10,421,168
	Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany
	Medical Center Project, Series 2016A:
805	5.000%, 11/15/41	11/25 at 100.00	AA–	923,496
2,985	5.000%, 11/15/46	11/25 at 100.00	AA–	3,411,616
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,636,768
1,935	4.000%, 10/01/37	10/27 at 100.00	AA	2,193,381
6,395	Chester County Health and Education Facilities Authority, Pennsylvania, Health System	9/30 at 100.00	AA	7,350,093
	Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle
	Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A	1,615,735
375	5.000%, 6/01/35	6/26 at 100.00	A	439,020
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	3,600,268
	Health System Project, Series 2012A, 5.000%, 6/01/42
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	7/23 at 100.00	BBB–	1,596,120
	5.000%, 7/01/28
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A,	7/26 at 100.00	BBB–	2,488,327
	5.000%, 7/01/41
1,225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A,	7/29 at 100.00	BBB–	1,267,765
	4.000%, 7/01/45
5,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	5,699,950
	Healthcare, Series 2018, 5.000%, 7/15/48
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	6/24 at 100.00	AA–	5,051,586
	Geisinger Health System, Series 2014A, 5.000%, 6/01/41
10,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	AA–	11,304,300
	Geisinger Health System, Series 2020A, 4.000%, 4/01/50
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana	6/23 at 100.00	Ba3	1,439,980
	Regional Medical Center, Series 2014A, 6.000%, 6/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	$ 2,602,864
	System, Refunding Series 2016B, 5.000%, 8/15/46 (UB) (4)
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health	8/26 at 100.00	AA	3,571,080
	System, Series 2016A, 5.000%, 8/15/42 (UB) (4)
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/26 at 100.00	A+	3,832,398
	Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh	7/22 at 100.00	A+	2,629,817
	Valley Health Network, Series 2012B, 4.000%, 7/01/43
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd
	Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A	1,304,367
2,850	4.000%, 11/01/41 (UB) (4)	5/26 at 100.00	A	3,049,414
4,955	4.000%, 11/01/46 (UB) (4)	5/26 at 100.00	A	5,245,165
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,094,848
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	3,070,608
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	8,220,450
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of	7/23 at 100.00	A	4,346,040
	Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/26 at 100.00	AA	18,155,235
	Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (4)
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/22 at 100.00	AA	3,272,577
	Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42
13,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	15,221,305
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49 (UB) (4)
7,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/21 at 100.00	AA	7,391,053
	Revenue Bonds, Children’s Hospital of Philadelphia, Series 2011C, 5.000%, 7/01/41
4,885	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	5,137,310
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	2,077,416
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint
	Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,331,920
1,170	4.000%, 8/15/45	2/25 at 100.00	A–	1,238,164
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley	1/27 at 100.00	A+	3,483,510
	Health Network, Series 2016B, 5.000%, 7/01/45
2,000	Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health	12/28 at 100.00	AA–	2,416,680
	Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48
2,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/29 at 100.00	Aa3	2,440,140
	Group, Series 2019A, 5.000%, 6/01/49
685	Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/31 at 100.00	Baa1	773,653
	Excela Health Project, Series 2020A, 4.000%, 7/01/37
188,465	Total Health Care			206,936,367
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue	8/23 at 100.00	Ba2	160,904
	Bonds, University Student Housing, LLC Project at West Chester University Series 2013A,
	5.000%, 8/01/45
1,650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion	7/24 at 100.00	A1	1,797,394
	University Foundation Inc Student Housing Project at Clarion University, Series 2014A,
	5.000%, 7/01/45

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/24 at 100.00	BB+	$ 1,257,267
	Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BB+	1,943,358
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	291,981
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,517	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing	3/21 at 100.00	Baa3	1,517,728
	Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A,
	5.625%, 7/01/35
6,732	Total Housing/Multifamily			6,968,632
	Housing/Single Family – 17.3% (10.9% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,750	3.300%, 10/01/32 (UB) (4)	10/21 at 100.00	AA+	4,799,637
4,425	3.650%, 10/01/37	10/21 at 100.00	AA+	4,466,728
2,275	3.650%, 10/01/37 (UB) (4)	10/21 at 100.00	AA+	2,296,453
1,830	3.700%, 10/01/42 (UB) (4)	10/21 at 100.00	AA+	1,847,751
3,290	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/24 at 100.00	AA+	3,435,089
	2015-117B, 3.900%, 10/01/35 (UB) (4)
1,985	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/25 at 100.00	AA+	2,048,123
	2016-119, 3.500%, 10/01/36
6,730	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	6,951,686
	2016-120, 3.200%, 4/01/40 (UB) (4)
22,450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/25 at 100.00	AA+	23,125,072
	2016-121, 3.200%, 10/01/41 (UB) (4)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2017-122:
2,000	3.650%, 10/01/32 (UB) (4)	4/26 at 100.00	AA+	2,113,480
5,380	3.900%, 10/01/36 (UB) (4)	4/21 at 100.00	AA+	5,396,086
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2017-123B:
4,160	3.450%, 10/01/32 (UB) (4)	10/26 at 100.00	AA+	4,453,114
2,245	3.900%, 10/01/37 (UB) (4)	4/21 at 100.00	AA+	2,251,713
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/26 at 100.00	AA+	5,206,850
	2017-124B, 3.500%, 10/01/37 (UB) (4)
2,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	2,559,600
	2018-126A, 3.700%, 10/01/33 (UB) (4)
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	1,019,540
	2019-130A, 3.000%, 10/01/46
3,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	AA+	4,073,418
	2019-131A, 3.000%, 10/01/39
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2020-132A:
2,000	2.550%, 10/01/41	10/29 at 100.00	AA+	2,026,100
10,000	2.550%, 10/01/41 (UB) (4)	10/29 at 100.00	AA+	10,130,500
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
	2020-133:
1,000	2.350%, 10/01/40	10/29 at 100.00	AA+	1,012,830
1,350	2.500%, 10/01/45	10/29 at 100.00	AA+	1,363,932
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series
	2020-134A:
5,000	1.850%, 4/01/36, (WI/DD, Settling 3/31/21)	10/29 at 100.00	AA+	4,861,000
3,650	2.050%, 4/01/41, (WI/DD, Settling 3/31/21)	10/29 at 100.00	AA+	3,512,432
2,650	2.100%, 10/01/43, (WI/DD, Settling 3/31/21)	10/29 at 100.00	AA+	2,538,886
99,450	Total Housing/Single Family			101,490,020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.2% (1.4% of Total Investments)
$ 500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	$ 533,715
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	533,715
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	6,701,258
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
	Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (AMT)	11/22 at 100.00	A1	2,674,341
545	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	582,856
2,000	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	2,126,200
12,495	Total Industrials			13,152,085
	Long-Term Care – 6.2% (3.8% of Total Investments)
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, Highlands at Wyomissing, Series 2017A:
940	5.000%, 5/15/37	5/27 at 100.00	BBB	1,063,826
1,160	5.000%, 5/15/47	5/27 at 100.00	BBB	1,291,068
	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities
	Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000	5.000%, 5/15/43	5/25 at 102.00	BBB	1,101,890
400	5.000%, 5/15/48	5/25 at 102.00	BBB	439,244
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	237,130
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35
1,760	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 103.00	N/R	1,792,683
	Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51
3,005	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania	1/25 at 104.00	N/R	3,235,213
	Obligated Group, Refunding Series 2019, 5.000%, 1/01/45
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
3,755	4.000%, 1/01/33	1/25 at 100.00	BBB+	3,966,482
5,180	5.000%, 1/01/38	1/25 at 100.00	BBB+	5,699,865
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	BBB+	1,135,607
1,815	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,086,143
735	5.000%, 1/01/30	1/26 at 100.00	BBB+	840,767
300	3.250%, 1/01/36	1/26 at 100.00	BBB+	308,517
1,405	3.250%, 1/01/39	1/26 at 100.00	N/R	1,437,174
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2019A:
690	4.125%, 1/01/38	1/29 at 100.00	BBB+	779,748
1,410	5.000%, 1/01/39	1/29 at 100.00	BBB+	1,660,331
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic	5/25 at 100.00	A	714,519
	Villages Project, Series 2015, 5.000%, 11/01/35
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint	4/22 at 100.00	BB+	539,079
	Anne’s Retirement Community, Inc, Series 2012, 5.000%, 4/01/33
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint
	Anne’s Retirement Community, Inc, Series 2020:
975	5.000%, 3/01/40	3/27 at 102.00	BB+	1,056,617
715	5.000%, 3/01/50	3/27 at 102.00	BB+	766,051
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,339,213
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	3/21 at 100.00	A–	1,502,295
	Woods Services Project, Series 2013, 4.000%, 11/15/38

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,
	Morningstar Senior Living, Inc, Series 2019:
$ 1,845	5.000%, 11/01/44	11/26 at 103.00	BB+	$ 1,959,427
1,000	5.000%, 11/01/49	11/26 at 103.00	BB+	1,060,530
33,235	Total Long-Term Care			36,013,419
	Tax Obligation/General – 18.8% (11.8% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	Aa2	890,392
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,024,802
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,484,727
2,400	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77,	11/28 at 100.00	AA–	2,952,576
	5.000%, 11/01/43
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds,
	Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,729,005
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,440,502
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General	4/24 at 100.00	AA–	2,193,243
	Obligation Bonds, Series 2015, 5.000%, 10/01/38
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation
	Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,426,900
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,226,693
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,255,221
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds,	2/27 at 100.00	Aaa	3,480,899
	Series 2020, 5.000%, 2/15/44
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	N/R	5,993,574
	2000, 0.000%, 9/01/30 – AMBAC Insured
650	Lancaster School District, Lancaster County, Pennsylvania, General Obligation Bonds,	12/28 at 100.00	AA	762,976
	Series 2020, 4.000%, 6/01/36 – AGM Insured
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds,	11/23 at 100.00	AA	6,879,745
	Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation
	Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,873,650
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,695,320
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,370,909
	Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds,
	Series 2019A:
1,000	4.000%, 3/01/35	9/27 at 100.00	AA	1,142,070
1,000	4.000%, 3/01/36	9/27 at 100.00	AA	1,138,130
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2016A:
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa3	1,169,020
1,860	5.000%, 10/01/34	4/25 at 100.00	Aa3	2,171,104
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa3	2,382,568
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	2,952,059
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A,	No Opt. Call	A+	5,418,423
	5.000%, 6/01/34 – NPFG Insured
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds,	9/22 at 100.00	AA	797,418
	Series 2014A, 5.000%, 9/01/25 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Baa2	$ 8,703,781
	2003B, 0.000%, 1/15/32 – NPFG Insured
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
250	5.000%, 11/15/26	5/24 at 100.00	BB+	270,950
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,118,606
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia	No Opt. Call	AA	26,839,470
	School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
85	5.000%, 11/15/21	No Opt. Call	BB+	85,696
170	5.000%, 11/15/28	5/24 at 100.00	BB+	173,924
	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,
	Series 2021A:
400	4.000%, 9/15/28	No Opt. Call	Aa3	483,704
450	4.000%, 9/15/31	3/29 at 100.00	Aa3	532,728
670	4.000%, 9/15/34	3/29 at 100.00	Aa3	783,304
1,000	4.000%, 9/15/38	3/29 at 100.00	Aa3	1,149,820
400	4.000%, 9/15/40	3/29 at 100.00	Aa3	457,728
500	Upper Dublin School District, Montgomery County, Pennsylvania, General Obligation Bonds,	No Opt. Call	Aa3	596,005
	Series 2021AA, 4.000%, 9/15/27
98,755	Total Tax Obligation/General			110,047,642
	Tax Obligation/Limited – 9.8% (6.2% of Total Investments)
1,070	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	3/21 at 100.00	N/R	963,000
	Mills Project, Series 2004, 5.600%, 7/01/23 (5)
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	1,534,295
	Revenue Bonds, Series 2012A, 5.000%, 5/01/35
205	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/31 at 100.00	N/R	248,577
	Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42, 144A
155	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	Baa3	180,598
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Baa3	1,265,101
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
1,400	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2021,	7/21 at 100.00	N/R	1,397,444
	4.500%, 11/30/21, 144A
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
1,135	5.000%, 6/01/33	6/28 at 100.00	A1	1,389,819
1,180	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	1,335,052
7,215	4.000%, 6/01/39 – AGM Insured (UB) (4)	6/28 at 100.00	AA	8,163,051
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	BB	1,713,954
655	5.125%, 1/01/42	1/22 at 100.00	BB	669,934
1,578	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue	7/24 at 100.00	N/R	1,623,257
	Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate
	Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	2,909,037
4,000	0.000%, 12/01/44 (6)	12/26 at 100.00	AA–	4,358,360
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series	12/28 at 100.00	A+	2,975,525
	2018B, 5.000%, 12/01/48
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue	12/25 at 100.00	A	6,581,253
	Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/22 at 100.00	AA	$ 4,048,627
	Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGM Insured
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	4,759,082
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,455	4.750%, 7/01/53	7/28 at 100.00	N/R	1,588,031
3,285	5.000%, 7/01/58	7/28 at 100.00	N/R	3,638,269
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,030	4.329%, 7/01/40	7/28 at 100.00	N/R	1,107,920
532	4.329%, 7/01/40	7/28 at 100.00	N/R	572,246
3,344	4.784%, 7/01/58	7/28 at 100.00	N/R	3,656,898
825	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center	1/28 at 100.00	BB	889,688
	Tax Increment Bonds, Series 2018, 5.000%, 7/01/35
52,049	Total Tax Obligation/Limited			57,569,018
	Transportation – 10.6% (6.7% of Total Investments)
2,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,743,110
	5.000%, 1/01/39
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,
	Port District Project, Series 2012:
2,425	5.000%, 1/01/23	No Opt. Call	A	2,592,689
2,310	5.000%, 1/01/24	1/23 at 100.00	A	2,465,093
610	5.000%, 1/01/25	1/23 at 100.00	A	648,473
4,000	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	4,344,520
	Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A	15,923,479
	2009E, 6.375%, 12/01/38
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	6/26 at 100.00	A3	962,475
	Series 2016B-2, 5.000%, 6/01/39
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	3,396,750
10,470	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%,	12/25 at 100.00	A1	12,127,820
	12/01/45 (UB) (4)
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	AA	2,512,740
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,723,922
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,711,867
1,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	1,699,800
	4.000%, 12/01/49
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	1,122,000
	4.000%, 12/01/50
585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%,	7/27 at 100.00	AA	605,528
	7/01/34 – AGM Insured
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A2	1,729,530
	7/01/47 (AMT)
1,725	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A, 4.000%, 7/01/35	7/30 at 100.00	A2	1,992,030
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking
	Revenue Bonds, Series 2017:
1,000	5.000%, 12/15/30	12/27 at 100.00	A	1,233,380
500	5.000%, 12/15/33	12/27 at 100.00	A	611,945
550	5.000%, 12/15/34	12/27 at 100.00	A	670,780
1,000	5.000%, 12/15/36	12/27 at 100.00	A	1,214,050
250	5.000%, 12/15/37	12/27 at 100.00	A	301,687
52,455	Total Transportation			62,333,668

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 22.9% (14.4% of Total Investments) (7)
$ 1,700	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%,	5/21 at 100.00	AA–	$ 1,714,637
	5/01/31 (Pre-refunded 5/01/21)
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	3,160,304
2,000	5.250%, 12/01/33 (Pre-refunded 12/01/23)	12/23 at 100.00	AA–	2,273,600
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012,	12/22 at 100.00	AA–	5,530,491
	5.000%, 12/01/37 (Pre-refunded 12/01/22)
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health
	System, Inc, Series 2012:
4,010	5.000%, 5/15/26 (Pre-refunded 5/15/21)	5/21 at 100.00	A3	4,048,817
1,910	5.000%, 5/15/27 (Pre-refunded 5/15/21)	5/21 at 100.00	A3	1,928,489
2,000	5.000%, 5/15/28 (Pre-refunded 5/15/21)	5/21 at 100.00	A3	2,019,360
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds,	6/23 at 100.00	A2	3,337,350
	Series 2013, 5.250%, 6/01/43 (Pre-refunded 6/01/23)
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond
	Trust 2015-XF0123:
825	13.398%, 12/01/29 – AGM Insured, (Pre-refunded 12/01/21), 144A (IF) (4)	12/21 at 100.00	AA	915,181
1,665	13.411%, 12/01/33 – AGM Insured, (Pre-refunded 12/01/21), 144A (IF) (4)	12/21 at 100.00	AA	1,847,184
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health,	12/21 at 100.00	AA–	4,155,400
	Refunding Series 2011, 5.375%, 12/01/41 (Pre-refunded 12/01/21)
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/21 at 100.00	AA–	4,297,169
	Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran
	Social Ministries Project, Series 2015:
625	4.000%, 1/01/33 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	704,588
560	5.000%, 1/01/38 (Pre-refunded 1/01/25)	1/25 at 100.00	N/R	652,473
610	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/26 at 100.00	N/R	681,596
	Social Ministries Project, Series 2016, 3.250%, 1/01/39 (Pre-refunded 1/01/26)
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds,	10/22 at 100.00	A1	7,091,354
	Refunding Series 2012, 4.000%, 10/15/32 (Pre-refunded 10/15/22)
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds,	1/22 at 100.00	N/R	3,787,341
	Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0065, 13.457%, 7/01/42
	(Pre-refunded 1/01/22), 144A (IF) (4)
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot
	Village Project, Series 2013:
1,000	5.375%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,109,840
1,665	5.750%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R	1,861,337
6,685	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	N/R	7,556,925
	Concession, Series 2013A, 5.125%, 12/01/47 (Pre-refunded 12/01/23)
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd	11/22 at 100.00	A	4,890,214
	Group, Series 2012, 4.000%, 11/01/32 (Pre-refunded 11/01/22)
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical
	Center, Series 2012A:
365	4.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	376,133
3,000	5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,116,340
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue	6/22 at 100.00	N/R	3,951,450
	Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31
	(Pre-refunded 6/01/22)
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities	4/22 at 100.00	Aa3	973,627
	Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41 (Pre-refunded 4/01/22)
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	5/22 at 100.00	A–	2,275,796
	Retirement-Life Communities, Inc Obligated Group, Refunding Series 2012, 5.000%, 11/15/26
	(Pre-refunded 5/15/22)

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of	4/22 at 100.00	N/R	$ 3,672,235
	Participation, Series 2012, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
1,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University,	5/21 at 100.00	N/R	1,426,773
	Series 2011A, 5.250%, 5/01/41 (Pre-refunded 5/01/21)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for
	Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,061,250
750	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	795,937
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia	6/23 at 100.00	N/R	1,321,264
	University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg	10/22 at 100.00	N/R	451,865
	University Student Services, Inc Student Housing Project at Shippensburg University of
	Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University,	4/22 at 100.00	Aa3	2,105,140
	First Series of 2012, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
2,065	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2	2,140,249
1,935	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	AA–	2,004,757
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA–	3,295,879
	Bonds, Subordinate Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/21)
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/23 at 100.00	AA–	7,916,300
	Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43 (Pre-refunded 12/01/23)
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%,	1/22 at 100.00	A+	2,602,775
	1/01/43 (Pre-refunded 1/01/22)
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	2,778,189
6,800	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	AA–	7,294,088
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,063,950
	(Pre-refunded 11/01/22)
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated	6/24 at 100.00	Aa3	3,443,700
	Group, Refunding Series 2014A, 5.000%, 6/01/44 (Pre-refunded 6/01/24)
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical
	Community Hospital Project, Refunding & Improvement Series 2011:
3,130	6.875%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	3,215,731
2,500	7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A–	2,569,750
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The	7/23 at 100.00	N/R	3,841,602
	Washington Hospital Project, Series 2013A, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy
	Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,885	5.625%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	A1	1,970,296
1,970	5.750%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	A1	2,061,191
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/23 at 100.00	A+	2,815,735
	Tender Option Bond Trust 2016-XF1058, 18.397%, 8/15/37 (Pre-refunded 8/15/23), 144A (IF) (4)
124,305	Total U.S. Guaranteed			134,105,652
	Utilities – 15.2% (9.5% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	Aa3	3,911,330
3,320	5.000%, 12/01/45	12/25 at 100.00	Aa3	3,876,996
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,090,000
	FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)
2,540	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,175
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 12,319
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (5)
6,210	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,763
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (5)
2,000	Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series	9/30 at 100.00	AA	2,082,040
	2020B, 3.000%, 9/01/47
	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds,
	Series 2020:
290	2.000%, 12/01/40	12/28 at 100.00	AA	263,883
905	2.125%, 12/01/45	12/28 at 100.00	AA	813,106
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue
	Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,284,647
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,359,904
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	5,125,905
4,420	0.000%, 12/01/35	No Opt. Call	A	2,993,622
5,815	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	6,445,346
	Concession, Series 2013A, 5.125%, 12/01/47
295	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	314,538
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (AMT)
	(Mandatory Put 12/03/29)
3,475	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	10/29 at 100.00	A–	3,627,031
	York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36 (AMT)
3,400	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/29 at 100.00	A–	3,552,694
	York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38 (AMT)
2,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B	1,785,969
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
7,500	Pennsylvania Economic Development Financing Authority, Revenue Bonds,	10/29 at 100.00	A+	7,981,875
	Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39
3,165	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth	8/30 at 100.00	AA	3,904,249
	Series 2020A, 5.000%, 8/01/50 – AGM Insured
5,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series	8/27 at 100.00	A	5,858,700
	2017, 5.000%, 8/01/47
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015,	8/25 at 100.00	A	3,193,742
	5.000%, 8/01/29
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000	5.000%, 10/01/48 (UB) (4)	10/28 at 100.00	A+	6,018,100
7,000	5.000%, 10/01/53 (UB) (4)	10/28 at 100.00	A+	8,419,250
1,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2019B,	11/29 at 100.00	A+	1,228,230
	5.000%, 11/01/54
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/23 at 100.00	A	5,559,650
	Bonds, First Lien Series 2013B, 5.250%, 9/01/40
350	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	403,564
	Bonds, First Lien Series 2020B, 4.000%, 9/01/50 – AGM Insured
	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,
	Refunding Series 2020:
1,000	4.000%, 8/15/24 – AGM Insured	No Opt. Call	AA	1,112,940
1,000	2.450%, 8/15/37 – AGM Insured	8/28 at 100.00	AA	1,001,270
	Williamsport Sanitary Authority, Lycoming County, Pennsylvania, Sewer Revenue Bonds,
	Series 2021:
1,600	5.000%, 1/01/25 – BAM Insured	No Opt. Call	AA	1,871,264
520	5.000%, 1/01/28 – BAM Insured	No Opt. Call	AA	660,052
102,370	Total Utilities			88,763,154
$ 860,191	Total Municipal Bonds (cost $854,616,732)			914,965,576

NQP	Nuveen Pennsylvania Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Shares	Description (1)	Value
	COMMON STOCKS – 2.9% (1.8% of Total Investments)
	Electric Utilities – 2.9% (1.8% of Total Investments)
601,606	Energy Harbor Corp (8), (9), (10)	$ 16,920,169
	Total Common Stocks (cost $16,839,773)	16,920,169
	Total Long-Term Investments (cost $871,456,505)	931,885,745

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Tax Obligation/General – 0.2 (0.1% of Total Investments)
$ 1,450	Mercer County, Pennsylvania, General Obligation Bonds, Variable Rate Demand Series 2011,	2/21 at 100.00	A-1	$ 1,450,000
	0.040%, 10/01/31 – AGM Insured (11)
$ 1,450	Total Short-Term Investments (cost $1,450,000)			1,450,000
	Total Investments (cost $872,906,505) – 159.3%			933,335,745
	Floating Rate Obligations – (22.3)%			(130,595,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (37.0)% (12)			(216,751,142)
	Other Assets Less Liabilities – 0.0%			38,034
	Net Asset Applicable to Common Shares – 100%			$ 586,027,637

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35; and Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2021

	NAZ	NUO	NXJ	NQP
Assets
Long-term investments, at value (cost $251,658,314, $444,243,570,
$931,639,655 and $871,456,505, respectively)	$270,785,704	$483,834,308	$1,019,709,474	$931,885,745
Short-term investments, at value (cost approximates value)	—	—	100,000	1,450,000
Cash	99,711	23,803	2,784,211	1,923,703
Receivable for:
Interest	2,304,175	4,689,407	9,784,557	10,186,757
Investments sold	—	—	224,111	5,000,000
Other assets	26	36,702	192,545	178,022
Total assets	273,189,616	488,584,220	1,032,794,898	950,624,227
Liabilities
Floating Rate Obligations	9,755,000	20,000,000	34,780,000	130,595,000
Payable for:
Dividends	559,243	842,707	2,206,002	1,919,779
Interest	11,181	17,102	64,947	243,303
Investments purchased - regular settlement	—	—	495,017	3,026,190
Investments purchased - when-issued/delayed-delivery settlement	—	1,439,088	—	11,300,000
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $88,300,000, $—, $— and
$—, respectively)	88,232,585	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $148,000,000, $313,900,000 and
$217,500,000, respectively)	—	147,779,178	312,560,795	216,751,142
Accrued expenses:
Management fees	129,601	225,017	467,130	413,980
Trustees fees	2,900	37,744	194,214	181,881
Other	98,480	107,965	180,523	165,315
Total liabilities	98,788,990	170,448,801	350,948,628	364,596,590
Net assets applicable to common shares	$174,400,626	$318,135,419	$681,846,270	$586,027,637
Common shares outstanding	11,574,513	18,316,955	41,482,936	37,383,341
Net asset value (“NAV”) per common share outstanding	$15.07	$17.37	$16.44	$15.68

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,745	$183,170	$414,829	$373,833
Paid-in-surplus	156,351,399	278,300,757	591,916,150	528,814,663
Total distributable earnings	17,933,482	39,651,492	89,515,291	56,839,141
Net assets applicable to common shares	$174,400,626	$318,135,419	$681,846,270	$586,027,637
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2021

	NAZ	NUO	NXJ	NQP
Investment Income	$10,065,785	$16,470,695	$39,757,836	$34,403,971
Expenses
Management fees	1,665,148	2,909,601	5,954,143	5,321,410
Interest expense and amortization of offering costs	1,181,889	2,270,684	4,013,699	3,713,821
Custodian fees	36,735	48,363	91,763	82,107
Trustees fees	7,395	13,529	27,834	22,682
Professional fees	44,239	81,662	123,429	86,353
Shareholder reporting expenses	22,749	95,240	63,836	65,950
Shareholder servicing agent fees	14,852	12,436	18,983	20,854
Stock exchange listing fees	6,577	6,577	11,194	10,076
Investor relations expenses	12,289	21,650	46,552	37,629
Other	35,318	64,881	90,676	76,189
Total expenses	3,027,191	5,524,623	10,442,109	9,437,071
Net investment income (loss)	7,038,594	10,946,072	29,315,727	24,966,900
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	331,564	245,489	(362,036)	(993)
Futures contracts	—	—	(652,366)	(2,566,296)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,433,033)	(8,679,685)	(28,995,471)	(25,091,595)
Futures contracts	—	—	203,441	830,629
Net realized and unrealized gain (loss)	(6,101,469)	(8,434,196)	(29,806,432)	(26,828,255)
Net increase (decrease) in net assets applicable to common shares
from operations	$937,125	$2,511,876	$(490,705)	$(1,861,355)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NAZ		NUO
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Operations
Net investment income (loss)	$7,038,594	$6,464,341	$10,946,072	$8,418,469
Net realized gain (loss) from:
Investments	331,564	524,499	245,489	2,511,885
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	(6,433,033)	14,956,580	(8,679,685)	28,274,554
Futures contracts	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	937,125	21,945,420	2,511,876	39,204,908
Distributions to Common Shareholders
Dividends	(6,612,097)	(6,001,960)	(10,662,299)	(10,693,438)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(6,612,097)	(6,001,960)	(10,662,299)	(10,693,438)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	51,671	—	—	—
Cost of shares repurchased
and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	51,671	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(5,623,301)	15,943,460	(8,150,423)	28,511,470
Net assets applicable to common
shares at the beginning of period	180,023,927	164,080,467	326,285,842	297,774,372
Net assets applicable to common
shares at the end of period	$174,400,626	$180,023,927	$318,135,419	$326,285,842

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NXJ		NQP
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Operations
Net investment income (loss)	$29,315,727	$26,706,428	$24,966,900	$23,186,876
Net realized gain (loss) from:
Investments	(362,036)	1,066,098	(993)	2,791,478
Futures contracts	(652,366)	(567,288)	(2,566,296)	(4,309,126)
Swaps	—	(820,253)	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	(28,995,471)	68,238,463	(25,091,595)	53,710,447
Futures contracts	203,441	(203,441)	830,629	(1,100,046)
Swaps	—	259,758	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	(490,705)	94,679,765	(1,861,355)	74,279,629
Distributions to Common Shareholders
Dividends	(27,757,563)	(27,204,525)	(24,130,948)	(22,654,307)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(27,757,563)	(27,204,525)	(24,130,948)	(22,654,307)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	—	—
Cost of shares repurchased
and retired	(342,032)	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(342,032)	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(28,590,300)	67,475,240	(25,992,303)	51,625,322
Net assets applicable to common
shares at the beginning of period	710,436,570	642,961,330	612,019,940	560,394,618
Net assets applicable to common
shares at the end of period	$681,846,270	$710,436,570	$586,027,637	$612,019,940

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended February 28, 2021
	NAZ	NUO	NXJ	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common
Shares from Operations	$937,125	$2,511,876	$(490,705)	$(1,861,355)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(36,950,525)	(39,565,577)	(117,749,954)	(94,446,408)
Proceeds from sales and maturities of investments	34,771,394	27,865,720	118,894,112	91,077,330
Proceeds from (Purchase of) short-term investments, net	—	—	(100,000)	(1,450,000)
Taxes paid	(44)	(26,528)	(1,942)	(7,660)
Amortization (Accretion) of premiums and discounts, net	2,015,930	2,664,153	1,153,183	3,590,717
Amortization of deferred offering costs	8,691	9,804	60,284	34,397
(Increase) Decrease in:
Receivable for interest	100,741	(96,496)	202,324	301,816
Receivable for investments sold	—	13,361,252	(224,111)	20,418
Other assets	75	(5,569)	(26,159)	(23,905)
Increase (Decrease) in:
Payable for interest	(19,196)	(29,911)	(126,646)	(463,940)
Investments purchased – regular settlement	—	(7,101,791)	495,017	3,026,190
Investments purchased – when-issued/delayed-delivery settlement	(886,845)	1,439,088	(2,655,000)	9,362,649
Payable for variation margin on futures contracts	—	—	(139,344)	(542,828)
Accrued management fees	(3,714)	(5,647)	(14,831)	(15,862)
Accrued Trustees fees	1,989	9,276	35,750	32,321
Accrued other expenses	36,762	44,773	73,014	61,193
Net realized (gain) loss from Investments	(331,564)	(245,489)	362,036	993
Change in net unrealized appreciation (depreciation) of Investments	6,433,033	8,679,685	28,995,471	25,091,595
Net cash provided by (used in) operating activities	6,113,852	9,508,619	28,742,499	33,787,661
Cash Flow from Financing Activities:
Proceeds from borrowings	2,279,330	—	—	2,122,885
(Payments for) borrowings	(2,279,330)	—	—	(2,122,885)
Increase (Decrease) in cash overdraft	—	—	—	(3,778,443)
Proceeds from floating rate obligations	—	—	8,000,000	4,865,000
(Repayments of) floating rate obligations	—	—	(8,000,000)	(9,525,000)
Cash distributions paid to common shareholders	(6,492,026)	(10,572,476)	(27,494,239)	(23,940,561)
Cost of shares repurchased and retired	—	—	(342,032)	—
Net cash provided by (used in) financing activities	(6,492,026)	(10,572,476)	(27,836,271)	(32,379,004)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(378,174)	(1,063,857)	906,228	1,408,657
Cash and cash collateral at brokers at the beginning of period	477,885	1,087,660	1,877,983	515,046
Cash and cash collateral at brokers at the end of period	99,711	23,803	2,784,211	1,923,703

Supplemental Disclosure of Cash Flow Information	NAZ	NUO	NXJ	NQP
Cash paid for interest (excluding amortization of offering costs)	$1,192,394	$2,290,791	$4,080,061	$4,143,363
Non-cash financing activities not included herein consists of reinvestments
of common share distributions	51,671	—	—	—

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions
	Investment Operations				to Common Shareholders			Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NAZ
Year Ended 2/29-2/28:
2021	$15.56	$0.61	$(0.53)	$ 0.08	$(0.57)	$ —	$(0.57)	$ —	$ —	$ —	$15.07	$15.17
2020	14.18	0.56	1.34	1.90	(0.52)	—	(0.52)	—	—	—	15.56	13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—	(0.52)	0.01	—	0.02	14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—	(0.64)	(0.01)	—*	—	14.11	13.69
2017	15.01	0.68	(0.68)	—	(0.75)	—	(0.75)	—	—	—	14.26	14.22

NUO
Year Ended 2/29-2/28:
2021	17.81	0.60	(0.46)	0.14	(0.55)	(0.03)	(0.58)	—	—	—	17.37	15.14
2020	16.26	0.46	1.67	2.13	(0.52)	(0.06)	(0.58)	—	—	—	17.81	15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	—	—	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	—	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	—	—	16.34	14.97

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

0.62%	13.67%	$174,401	1.75%	4.06%	13%
13.60	15.89	180,024	2.32	3.76	6
4.29	(5.09)	164,080	2.61	3.73	11
3.44	0.69	165,024	2.03	4.35	19
(0.07)	(5.03)	165,141	1.91	4.54	13

0.78	2.07	318,135	1.73	3.43	6
13.39	12.40	326,286	2.34	2.70	15
4.65	5.14	297,774	2.35	3.44	12
2.98	(0.93)	298,629	1.94	4.10	16
(0.49)	1.67	302,690	1.79	4.35	8

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAZ		NUO
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2021	0.68%	2021	0.71%
2020	1.25	2020	1.20
2019	1.39	2019	1.28
2018	0.95	2018	0.90
2017	0.87	2017	0.77

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions
	Investment Operations				to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accum-			Sold	Repur-
	Common	Investment	Realized/		Net	ulated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NXJ
Year Ended 2/29-2/28:
2021	$17.12	$0.71	$(0.72)	$(0.01)	$(0.67)	$ —	$(0.67)	$ —	$ —	$ —	$16.44	$14.09
2020	15.49	0.64	1.65	2.29	(0.65)	(0.01)	(0.66)	—	—	—	17.12	14.73
2019	15.37	0.66	0.14	0.80	(0.66)	(0.08)	(0.74)	—	—	0.06	15.49	13.47
2018	15.21	0.71	0.15	0.86	(0.70)	—	(0.70)	—	—	—*	15.37	13.10
2017(e)	16.18	0.60	(0.94)	(0.34)	(0.63)	—	(0.63)	—	—	—	15.21	13.42
Year Ended 4/30:
2016	15.53	0.79	0.66	1.45	(0.82)	(0.01)	(0.83)	—	—	0.03	16.18	14.66

NQP
Year Ended 2/29-2/28:
2021	16.37	0.67	(0.71)	(0.04)	(0.65)	—	(0.65)	—	—	—	15.68	14.15
2020	14.99	0.62	1.37	1.99	(0.61)	—	(0.61)	—	—	—	16.37	14.46
2019	14.71	0.62	0.27	0.89	(0.59)	(0.04)	(0.63)	—	—	0.02	14.99	13.02
2018	14.79	0.69	(0.08)	0.61	(0.69)	—***	(0.69)	—	—	—*	14.71	12.52
2017(e)	16.08	0.60	(1.24)	(0.64)	(0.62)	(0.03)	(0.65)	—	—	—	14.79	13.30
Year Ended 4/30:
2016	15.64	0.80	0.46	1.26	(0.83)	—	(0.83)	—	—	0.01	16.08	14.91

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

0.08%	0.42%	$681,846	1.55%	4.36%	12%
15.02	14.43	710,437	2.07	3.94	8
5.77	8.86	642,961	2.13	4.30	16
5.66	2.74	653,684	1.78	4.55	11
(2.20)	(4.35)	647,626	1.76**	4.54**	12

9.85	14.79	688,971	1.56	5.12	14

(0.29)	2.56	586,028	1.62	4.28	10
13.62	15.97	612,020	2.24	3.95	11
6.40	9.41	560,395	2.44	4.19	8
4.12	(0.85)	555,094	2.05	4.56	12
(4.19)	(6.66)	558,373	1.87**	4.57**	16

8.46	14.21	607,240	1.51	5.13	16

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund in the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXJ		NQP
Year Ended 2/29-2/28:		Year Ended 2/29-2/28:
2021	0.60%	2021	0.64%
2020	1.11	2020	1.26
2019	1.13	2019	1.43
2018	0.80	2018	1.06
2017(e)	0.79**	2017(e)	0.89**
Year Ended 4/30:		Year Ended 4/30:
2016	0.57	2016	0.56

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Rounds to more than $(0.01) per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
	AMTP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NAZ
Year Ended 2/29-2/28:
2021	$88,300	$297,509	$ —	$ —	$ —	$ —
2020	88,300	303,878	—	—	—	—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—
2017	—	—	88,300	287,022	—	—

NUO
Year Ended 2/29-2/28:
2021	—	—	—	—	148,000	314,956
2020	—	—	—	—	148,000	320,463
2019	—	—	—	—	148,000	301,199
2018	—	—	—	—	148,000	301,776
2017	—	—	—	—	148,000	304,520

					VMTP and
	VMTP Shares		VRDP Shares		VRDP Shares at
	at the End of Period		at the End of Period		the End of Period
					Asset
	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
NXJ
Year Ended 2/29-2/28:
2021	$ —	$ —	$313,900	$317,218	$ —
2020	—	—	313,900	326,326	—
2019	—	—	313,900	304,830	—
2018	—	—	313,900	308,246	—
2017(a)	—	—	313,900	306,316	—
Year Ended 4/30:
2016	—	—	313,900	319,488	—

NQP
Year Ended 2/29-2/28:
2021	—	—	217,500	369,438	—
2020	—	—	217,500	381,388	—
2019	—	—	217,500	357,653	—
2018	87,000	282,297	217,500	282,297	2.82
2017(a)	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	48,000	328,716	217,500	328,716	3.29

(a)	For the ten months ended February 28, 2017.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Arizona Quality Municipal Income Fund (NAZ)
• Nuveen Ohio Quality Municipal Income Fund (NUO)
• Nuveen New Jersey Quality Municipal Income Fund (NXJ)
• Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUO, NXJ and NQP were organized as Massachusetts business trusts on April 8, 2013, April 8, 2013, June 1, 1999, and December 20, 1990, respectively (NAZ and NUO previously organized as Minnesota trusts on January 23, 1991 and October 17, 1991, respectively).
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices.  New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Notes to Financial Statements (continued)
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NAZ	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$270,785,704		$—	$270,785,704
Total	$—	$270,785,704		$—	$270,785,704

NUO
Long-Term Investments*:
Municipal Bonds	$—	$482,015,268		$—	$482,015,268
Common Stocks	—	1,819,040	**	—	1,819,040
Total	$—	$483,834,308		$—	$483,834,308

NXJ
Long-Term Investments*:
Municipal Bonds	$—	$1,019,709,474		$—	$1,019,709,474
Short-Term Investments*:
Municipal Bonds	—	100,000		—	100,000
Total	$—	$1,019,809,474		$—	$1,019,809,474

NQP
Long-Term Investments*:
Municipal Bonds	$—	$914,965,576		$—	$914,965,576
Common Stocks	—	16,920,169	**	—	16,920,169
Short-Term Investments*:
Municipal Bonds	—	1,450,000		—	1,450,000
Total	$—	$933,335,745		$—	$933,335,745

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstandings	NAZ	NUO	NXJ	NQP
Floating rate obligations: self-deposited Inverse Floaters	$9,755,000	$20,000,000	$34,780,000	$130,595,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	4,480,000	69,625,000	17,525,000
Total	$16,470,000	$24,480,000	$104,405,000	$148,120,000

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NAZ	NUO	NXJ	NQP
Average floating rate obligations outstanding	$9,755,000	$20,000,000	$34,762,466	$135,204,945
Average annual interest rate and fees	0.95%	0.93%	0.89%	0.93%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NAZ	NUO	NXJ	NQP
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$12,000,000	$34,780,000	$130,595,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	4,480,000	60,960,000	10,760,000
Total	$9,755,000	$16,480,000	$95,740,000	$141,355,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NAZ	NUO	NXJ	NQP
Purchases	36,950,525	39,565,577	117,749,954	94,446,408
Sales and maturities	34,771,394	27,865,720	118,894,112	91,077,330
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, NXJ and NQP used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	NXJ	NQP
Average notional amount of futures contracts outstanding*	$5,234,201	$16,114,019

*
The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Futures Contracts	Futures Contracts
NXJ	Interest rate	Futures contracts	$ (652,366)	$203,441
NQP	Interest rate	Futures contracts	$(2,566,296)	$830,629
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to

Notes to Financial Statements (continued)
pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NAZ		NUO
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Common shares:
Issued to shareholders due to reinvestments of distributions	3,355	—	—	—
Repurchased and retired	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

	NXJ		NQP
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	—
Repurchased and retired	(25,343)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$13.36	$—	$—	$—
Discount per share repurchased and retired	16.96%	—%	—%	—%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$88,300,000	$88,232,585
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fails to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

			Term
	Notice		Redemption	Premium
Fund	Period	Series	Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019

* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NAZ
Average liquidation preference of AMTP Shares outstanding	$88,300,000
Annualized dividend rate	1.22%
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NUO, NXJ and NQP had $147,779,178, $312,560,795 and $216,751,142 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Remarketing	Liquidation	Special Rate
Fund	Series	Outstanding	Fees*	Preference	Period Expiration	Maturity
NUO	1	1,480	N/A	$148,000,000	November 9, 2022	September 1, 2043
NXJ	1	810	N/A	$ 81,000,000	July 21, 2021	August 3, 2043
	2	1,443	N/A	144,300,000	April 1, 2043**	April 1, 2043
	3	886	N/A	88,600,000	April 1, 2043**	April 1, 2043
NQP	2	1,125	N/A	$112,500,000	December 1, 2042**	December 1, 2042
	3	1,050	N/A	105,000,000	December 1, 2042**	December 1, 2042
*  Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
** Subject to earlier termination by either the Fund or the holder.
N/A - Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Notes to Financial Statements (continued)
All series of NUO’s, NXJ’s, and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NUO	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$148,000,000	$313,900,000	$217,500,000
Annualized dividend rate	1.40%	1.16%	1.11%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.
	NAZ	NUO	NXJ	NQP
Tax cost of investments	$241,760,144	$424,238,964	$895,701,039	$742,123,625
Gross unrealized:
Appreciation	19,570,985	40,183,936	91,764,787	62,275,396
Depreciation	(300,453)	(588,512)	(2,436,326)	(1,658,292)
Net unrealized appreciation (depreciation) of investments	$19,270,532	$39,595,424	$89,328,461	$60,617,104
Permanent differences, primarily due to treatment of distribution reallocations, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2021, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds’ tax year end, were as follows:
	NAZ	NUO	NXJ	NQP
Undistributed net tax-exempt income[1]	$1,104,598	$953,599	$3,869,402	$2,851,108
Undistributed net ordinary income[2]	21,142	—	—	—
Undistributed net long-term capital gains	—	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2021, paid on March 1, 2021.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 28, 2021 and February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NAZ	NUO	NXJ	NQP
Distributions from net tax-exempt income[3]	$6,607,032	$10,082,161	$27,753,806	$23,962,492
Distributions from net ordinary income[2]	5,065	47,767	3,757	168,456
Distributions from net long-term capital gains[4]	—	532,371	—	—
2020	NAZ	NUO	NXJ	NQP
Distributions from net tax-exempt income	$8,083,529	$12,939,050	$33,822,993	$27,340,285
Distributions from net ordinary income[2]	8,995	29,235	96,471	38,513
Distributions from net long-term capital gains	—	1,100,898	433,490	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2021, as Exempt Interest Dividends.
4
The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2021.

As of February 28, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NAZ	NXJ	NQP
Not subject to expiration:
Short-term	$1,694,456	$1,088,334	$3,035,210
Long-term	189,608	167,486	1,500,394
Total	$1,884,064	$1,255,820	$4,535,604

During the Funds’ tax year ended February 28, 2021, NAZ utilized $365,557 of its capital loss carryforward.

Notes to Financial Statements (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2021, the complex-level fee for each Fund was 0.1558%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	NAZ	NUO	NXJ	NQP
Purchase	$2,979,612	$1,674,482	$4,995,265	$1,025,000
Sales	3,084,840	1,765,956	4,920,700	6,000,000

8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NAZ	NQP
Maximum outstanding balance	$2,279,330	$2,122,885
During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NAZ	NQP
Utilization period (days outstanding)	4	4
Average daily balance outstanding	$2,279,330	$2,122,885
Average annual interest rate	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)
Investment Objectives
The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.
The Fund invests in Arizona municipal securities with intermediate or long-term maturities in order to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions, and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona Municipal Obligations”).
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Shareholder Update (Unaudited) (continued)
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. However, pursuant to its fundamental policies, the Fund may not (i) issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)
NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND (NUO)
Investment Objectives
The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio Municipal Obligations that, in the opinion of the Fund’s investment adviser are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes.
The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund generally invests in municipal securities with different maturities to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes and (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and Ohio income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests generally are issued by the State of Ohio, a municipality of Ohio, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from regular federal and Ohio income taxes, although the interest may be subject to the federal alternative minimum tax and the Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Ohio income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub- adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.

Shareholder Update (Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)
NUVEEN PENNSYLVANIA QUALITY MUNICIPAL FUND (NQP)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.
The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub- adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call

Shareholder Update (Unaudited) (continued)
date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	Ohio	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
Risk	(NAZ)	(NUO)	(NXJ)	(NQP)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Considerations Related to Single State Concentration Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	X	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	Ohio	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
Risk	(NAZ)	(NUO)	(NXJ)	(NQP)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they

Shareholder Update (Unaudited) (continued)
are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.
Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or

Shareholder Update (Unaudited) (continued)
the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on

Shareholder Update (Unaudited) (continued)
comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 28, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
	Nuveen	Nuveen	Nuveen	Nuveen
	Arizona	Ohio	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal
	Income Fund	Income Fund	Income Fund	Income Fund
	(NAZ)	(NUO)	(NXJ)	(NQP)
Estimated Leverage as a Percentage of Managed Assets (Including Assets
Attributable to Leverage)	37.53%	35.16%	38.13%	38.72%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.21%	1.35%	1.15%	1.05%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover
Estimated Annual Effective Interest Expense Rate on Leverage	0.45%	0.48%	0.44%	0.41%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.73%	-16.16%	-16.87%	-16.98%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.73%	-8.44%	-8.79%	-8.82%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.72%	-0.73%	-0.71%	-0.67%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.28%	6.98%	7.37%	7.49%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.28%	14.69%	15.45%	15.65%
Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Arizona Quality Municipal Income Fund, Nuveen Pennsylvania Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund and the Nuveen New Jersey Quality Municipal Income Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)
Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NAZ	NUO	NXJ	NQP
Common shares repurchased	0	0	25,343	0
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (Unaudited) (continued)
S&P Municipal Bond Indexes Arizona, New Jersey, Pennsylvania and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, New Jersey, Pennsylvania and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	142
Chicago, IL 6o6o6		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	142
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	142
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	142
Chicago, IL 6o6o6		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (1990-1994).

CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	142
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 6o6o6		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 6o6o6	Officer

MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013)
901 Marquette Avenue	and Assistant	2013	and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management (since 2018).

DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 6o6o6	Secretary

NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 6o6o6	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly,
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC
(2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-B-0221D 1596443-INV-Y-04/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Arizona Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2021	$29,150	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2020	$28,590	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2021	$ 0	$ 0	$ 0	$ 0
February 29, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:
Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen.  He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader.  He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 11 Nuveen-sponsored investment companies.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
In addition to managing the Fund, as of February 28, 2021, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	10	$2.63 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$27.5 million
*	Assets are as of February 28, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAZ SECURITIES AS OF FEBRUARY 28, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Michael Hamilton	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 6, 2021